                                                                    EXHIBIT 4.20

================================================================================

                      AMENDED AND RESTATED TRUST INDENTURE

                             AND SECURITY AGREEMENT

                            dated as of May 24, 2001

                                     between


                WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION,
                              not in its individual
                  capacity except as expressly set forth herein
                           but solely as Owner Trustee

                                       and

               STATE STREET BANK AND TRUST COMPANY OF CONNECTICUT,
                      NATIONAL ASSOCIATION, as Loan Trustee

                   One McDonnell Douglas Model MD-83 Aircraft

                      Bearing U.S. Registration No. N9630A
                         Manufacturer's Serial No. 53561


================================================================================

                                TABLE OF CONTENTS

GRANTING CLAUSE...................................................................................................2
HABENDUM CLAUSE...................................................................................................5

                                          ARTICLE 1 DEFINITIONS
                                       ARTICLE 2 THE EQUIPMENT NOTES

Section 2.01. Form of Equipment Notes.............................................................................7
Section 2.02. Issuance and Terms of Equipment Notes...............................................................7
Section 2.03. Method of Payment...................................................................................8
Section 2.04. Registration, Transfer and Exchange of Equipment Notes..............................................9
Section 2.05. Mutilated, Destroyed, Lost or Stolen Equipment Notes...............................................10
Section 2.06. Payment of Expenses on Transfer; Cancellation......................................................10
Section 2.07. Mandatory Redemption of Equipment Notes............................................................10
Section 2.08. Voluntary Redemption of Equipment Notes............................................................11
Section 2.09. Redemptions; Notice of Redemption to Noteholders...................................................11
Section 2.10. Purchase upon Indenture Event of Default...........................................................12
Section 2.11. Payment from Indenture Estate Only; Non-Recourse Obligations.......................................13
Section 2.12. Application of Payments............................................................................14
Section 2.13. Subordination......................................................................................14
Section 2.14. Certain Payments...................................................................................15
Section 2.15. Directions by Subordination Agent..................................................................16
Section 2.16. Repayment of Monies for Equipment Note Payments Held by the Loan Trustee...........................17
Section 2.17. Termination of Interest in Indenture Estate........................................................17

                ARTICLE 3 RECEIPT, DISTRIBUTION AND APPLICATION OF FUNDS IN THE INDENTURE ESTATE

Section 3.01. Payment upon Issuance of Equipment Notes...........................................................17
Section 3.02. Basic Distributions................................................................................17
Section 3.03. Event of Loss; Optional Redemption; Voluntary Termination..........................................19
Section 3.04. Payments After Indenture Event of Default..........................................................19
Section 3.05. Certain Payments...................................................................................22
Section 3.06. Payments for Which No Application Is Otherwise Provided............................................22
Section 3.07. Payments to Owner Trustee..........................................................................22

                                          ARTICLE 4 COVENANTS OF OWNER TRUSTEE

Section 4.01. Covenants of Owner Trustee.........................................................................23

               ARTICLE 5 DISPOSITION, SUBSTITUTION AND RELEASE OF PROPERTY INCLUDED IN THE INDENTURE
                                        ESTATE DURING CONTINUATION OF LEASE

Section 5.01. Disposition, Substitution and Release of Property Included in the
                    Indenture Estate During Continuation of Lease................................................23

                                                  ARTICLE 6 [RESERVED]
                                                  ARTICLE 7 [RESERVED]
                                           ARTICLE 8 DEFAULTS AND REMEDIES

Section 8.01. Indenture Events of Default........................................................................24
Section 8.02. Acceleration; Rescission and Annulment.............................................................26
Section 8.03. Certain Rights.....................................................................................27
Section 8.04. Remedies...........................................................................................28
Section 8.05. Return of Aircraft, Etc............................................................................30

Section 8.06. Remedies Cumulative................................................................................31
Section 8.07. Discontinuance of Proceedings......................................................................31
Section 8.08. Waiver of Past Defaults............................................................................32
Section 8.09. Loan Trustee Authorized to Execute Bills of Sale, Etc..............................................32
Section 8.10. Rights of Noteholders to Receive Payment...........................................................32

                                          ARTICLE 9 DUTIES OF THE LOAN TRUSTEE

Section 9.01. Notice of Indenture Event of Default...............................................................32
Section 9.02. Action upon Instructions...........................................................................33
Section 9.03. Indemnification....................................................................................34
Section 9.04. No Duties Except as Specified in Indenture or Instructions.........................................34
Section 9.05. No Action Except Under Lease, Indenture or Instructions............................................34
Section 9.06. Notices, Etc.......................................................................................34
Section 9.07. Investment of Funds Held by Loan Trustee...........................................................34
Section 9.08. Replacement of Loan Trustee........................................................................35
Section 9.09. Successor Loan Trustee by Merger, Etc..............................................................36
Section 9.10. Eligibility; Disqualification......................................................................36
Section 9.11. Trustee's Liens....................................................................................37
Section 9.12. Withholding Taxes; Information Reporting...........................................................37

                                     ARTICLE 10 THE OWNER TRUSTEE AND THE LOAN TRUSTEE

Section 10.01. Acceptance of Trusts and Duties...................................................................37
Section 10.02. Absence of Duties.................................................................................38
Section 10.03. No Representations or Warranties as to Aircraft or Documents......................................38
Section 10.04. No Segregation of Moneys; No Interest.............................................................38
Section 10.05. Reliance; Agents; Advice of Counsel...............................................................39
Section 10.06. Capacity in Which Acting..........................................................................39
Section 10.07. Compensation......................................................................................39
Section 10.08. May Become Noteholder.............................................................................40
Section 10.09. Further Assurances; Financing Statements..........................................................40

                                ARTICLE 11 INDEMNIFICATION OF LOAN TRUSTEE BY OWNER TRUSTEE
Section 11.01. Scope of Indemnification..........................................................................40

                        ARTICLE 12 SUPPLEMENTS AND AMENDMENTS TO THIS INDENTURE AND OTHER DOCUMENTS

Section 12.01. Amendments to This Indenture Without Consent of Noteholders.......................................41
Section 12.02. Amendments to This Indenture with Consent of Noteholders..........................................42
Section 12.03. Revocation and Effect of Consents.................................................................43
Section 12.04. Notation on or Exchange of Equipment Notes........................................................43
Section 12.05. Amendments, Waivers, Etc., of Other Operative Documents...........................................43
Section 12.06. Trustees Protected................................................................................46
Section 12.07. Documents Mailed to Noteholders...................................................................46

                                                  ARTICLE 13 MISCELLANEOUS

Section 13.01. Termination of Indenture..........................................................................46
Section 13.02. No Legal Title to Indenture Estate in Noteholders.................................................47
Section 13.03. Sale of Indenture Estate by Loan Trustee is Binding...............................................47
Section 13.04. Indenture for Benefit of Owner Trustee, Loan Trustee, Owner Participant,
               Noteholders, Other Indenture Indemnitees and Lessee...............................................47
Section 13.05. No Action Contrary to Lessee's Rights Under the Lease.............................................47

Section 13.06. Notices...........................................................................................47
Section 13.07. Severability......................................................................................48
Section 13.08. Oral Modifications or Continuing Waivers..........................................................48
Section 13.09. Successors and Assigns............................................................................48
Section 13.10. Headings..........................................................................................48
Section 13.11. Normal Commercial Relations.......................................................................48
Section 13.12. GOVERNING LAW.....................................................................................48
Section 13.13. Execution in Counterparts.........................................................................48

Annex A         -   Definitions

Exhibit A       -   Form of Equipment Note
Exhibit B       -   Form of Trust Agreement and Indenture Supplement
Schedule I      -   Description of Aircraft
Schedule II     -   Terms of Equipment Notes
Schedule III    -   List of Pass Through Trust Agreements

                      AMENDED AND RESTATED TRUST INDENTURE
                             AND SECURITY AGREEMENT

                  This AMENDED AND RESTATED TRUST INDENTURE AND SECURITY AGREEMENT, dated as of May 24, 2001, between WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION, a national banking association, not in its individual capacity except as otherwise expressly provided herein, but solely as Owner Trustee under the Trust Agreement (capitalized terms used herein without definition having the respective meanings specified therefor in Article 1), and STATE STREET BANK AND TRUST COMPANY OF CONNECTICUT, NATIONAL ASSOCIATION, a national banking association, as Loan Trustee hereunder.

                                  WITNESSETH:

                  WHEREAS, the Owner Participant and the Owner Trustee in its individual capacity have entered into the Trust Agreement whereby, among other things, (i) the Owner Trustee has established a certain trust for the use and benefit of the Owner Participant subject, however, to the Indenture Estate created pursuant hereto for the use and benefit of, and with the priority of payment to, the holders of the Equipment Notes issued hereunder, and (ii) the Owner Trustee has been authorized and directed to execute and deliver this Indenture;

                  WHEREAS, the Owner Trustee and Wilmington Trust Company as Indenture Trustee (the "Indenture Trustee") entered into the Original Indenture described in Schedule I;

                  WHEREAS, the Original Indenture was recorded with the FAA on April 9, 2001 and was assigned the Conveyance No. specified in Schedule I;

                  WHEREAS, the Indenture Trustee under the Original Indenture has resigned and has been replaced in such capacity by the Loan Trustee under the Instrument of Resignation being filed with the FAA simultaneously herewith;

                  WHEREAS, the parties desire by this Indenture, among other things, (i) to amend and restate in its entirety the Original Indenture, (ii) to provide for the issuance by the Owner Trustee of the Equipment Notes and (iii) to provide for the assignment, mortgage and pledge by the Owner Trustee to the Loan Trustee, as part of the Indenture Estate hereunder, among other things, of certain of the Owner Trustee's right, title and interest in and to the Aircraft and the Operative Documents and certain payments and other amounts received hereunder or thereunder in accordance with the terms hereof, as security for, among other things, the Owner Trustee's obligations to the Loan Trustee, the Noteholders and the Indenture Indemnitees, for the ratable benefit and security of the Noteholders, subject to Section 2.13 and Article 3;

                  WHEREAS, all things have been done to make the Equipment Notes, when executed by the Owner Trustee and authenticated and delivered by the Loan Trustee hereunder, the valid, binding and enforceable obligations of the Owner Trustee; and

                  WHEREAS, all things necessary to make this Indenture the legal, valid and binding obligation of the Owner Trustee and the Loan Trustee, for the uses and purposes herein set forth, in accordance with its terms, have been done and performed and have happened;

                                 GRANTING CLAUSE

                  NOW, THEREFORE, THIS TRUST INDENTURE AND SECURITY AGREEMENT WITNESSETH, that, to secure the prompt payment of the principal of, Make-Whole Amount, if any, and interest on and all other amounts due with respect to, all Equipment Notes from time to time outstanding and the performance and observance by the Owner Trustee of all the agreements, covenants and provisions contained herein and in the other Operative Documents to which it is a party for the benefit of the Noteholders and the Indenture Indemnitees, and the prompt payment of any amounts from time to time owing to the Noteholders and the Indenture Indemnitees under the Participation Agreement by the Owner Trustee, the Owner Participant and the Lessee, and for the uses and purposes and subject to the terms and provisions hereof, and in consideration of the premises and of the covenants herein contained, and of the acceptance of the Equipment Notes by the Noteholders, and of the sum of $1 paid to the Owner Trustee by the Loan Trustee at or before the delivery hereof, the receipt whereof is hereby acknowledged, the Owner Trustee has granted, bargained, sold, assigned, transferred, conveyed, mortgaged, pledged and confirmed, and does hereby grant, bargain, sell, assign, transfer, convey, mortgage, pledge and confirm, unto the Loan Trustee, its successors and assigns, for the security and benefit of the Noteholders and the Indenture Indemnitees from time to time, a first priority security interest in and mortgage Lien on all estate, right, title and interest of the Owner Trustee in, to and under the following described property, rights, interests and privileges (which collectively, including all property hereafter specifically subjected to the Lien of this Indenture by any instrument supplemental hereto, but excluding the Excepted Property, are herein called the "Indenture Estate"):

                  (1) the Aircraft (including the Airframe and the Engines more fully described in Schedule I hereto), and all replacements thereof and substitutions therefor in which the Owner Trustee shall from time to time acquire an interest as provided herein and in accordance with the Lease, as more particularly described in the Trust Agreement and Indenture Supplement executed and delivered with respect to the Aircraft or any such replacements thereof or substitutions therefor, as provided in this Indenture, including all logs, manuals and data, and inspection, modification and overhaul records required to be maintained with respect thereto under applicable rules and regulations of the FAA and, if the Aircraft has been registered under the laws of a jurisdiction other than the United States, of the applicable foreign governmental authority;

                  (2) the Lease, each Lease Supplement and all Rent thereunder, including, without limitation, all amounts of Basic Rent, Supplemental Rent, and payments of any kind thereunder; the Purchase Agreement (to the extent assigned by the Purchase Agreement Assignment), and the Purchase Agreement Assignment, in each case including, without limitation, (x) all rights of the Owner Trustee to receive any payments or other amounts or to exercise any election or option or to make any decision or determination or to give or receive any notice, consent, waiver or approval or to take any other action under or in respect of any such document or to accept surrender or redelivery of the Aircraft or any part thereof, as well as all the rights, powers and remedies on the part of the Owner Trustee, whether acting under any such document or by statute or at law or in equity, or otherwise, arising out of any Lease Event of Default, and (y) any right to restitution from the Lessee or any other Person in respect of any determination of invalidity of any such document;

                  (3) all rents, issues, profits, revenues and other income of the property subjected or required to be subjected to the Lien of this Indenture, including all payments or proceeds payable to the Owner Trustee after termination of the Lease with respect to the Aircraft as the result of the sale, lease or other disposition thereof, and all estate, title and interest of every nature whatsoever of the Owner Trustee in and to the same and every part thereof;

                  (4) all requisition proceeds with respect to the Aircraft or any part thereof and all insurance proceeds with respect to the Aircraft or any part thereof, but excluding any insurance maintained by the Owner Trustee, the Owner Participant or the Lessee and not required under Section 11 of the Lease;

                  (5) all moneys and securities now or hereafter paid or deposited or required to be paid or deposited to or with the Loan Trustee by or for the account of the Owner Trustee pursuant to any term of any Operative Document and held or required to be held by the Loan Trustee hereunder;

                  (6) all rights of the Owner Trustee to amounts paid or payable by the Lessee to the Owner Trustee under the Participation Agreement and all rights of the Owner Trustee to enforce payment of any such amounts thereunder; and

                  (7) all proceeds of the foregoing (the Owner Trustee having delivered to the Loan Trustee the original executed Lease and executed counterparts of the Trust Agreement and the Purchase Agreement Assignment);

                  Notwithstanding the foregoing provisions:

                  (a) there shall be excluded from the Indenture Estate and from the security interest granted by this Indenture all Excepted Property;

                  (b) (i) whether or not a Lease Event of Default shall occur and be continuing, the Owner Trustee and the Owner Participant shall at all times retain the right, to the exclusion of the Loan Trustee, (A) to retain the rights of the "Lessor" with respect to the election to retain or sell the Aircraft pursuant to Section 9 of the Lease and (B) to retain the right of the "Lessor" in connection with the determination of the fair market rental value or fair market sales value pursuant to Section 20 of the Lease;

                  (ii) whether or not a Lease Event of Default or an Indenture Event of Default shall occur and be continuing, (A) the Owner Trustee and the Owner Participant shall at all times retain the right, to the exclusion of the Loan Trustee, (x) to exercise any election or option or make any decision or determination, or to give or receive any notice, consent, waiver or approval, or to demand, collect, sue for or otherwise receive and enforce the payment of Excepted Property due and payable to it or to take any other action in respect of, but in each case only to the extent relating to, Excepted Property and to commence an action at law to obtain such Excepted Property, (y) to retain all rights with respect to insurance maintained for its own account in conformity with Section 11(f) of the Lease, and (z) to exercise, to the extent necessary to enable it to exercise its rights under Section 8.03 hereof, the rights of the "Lessor" under Section 23 of the Lease; and
         (B) the Owner Trustee and the Loan Trustee shall each retain the right, separately but not to the exclusion of the other, (w) to receive from the Lessee all notices, certificates, reports, filings, opinions of counsel, copies of all documents and all information which the Lessee is permitted or required to give or furnish to the "Lessor" or to the "Owner Trustee" pursuant to any Operative Document, (x) to give any notice of default under Section 15 of the Lease and to declare the Lease in default in respect thereof, (y) to cause the Lessee to take any action and execute and deliver such documents, financial information and assurances as the "Lessor" may from time to time reasonably request pursuant to Section 17 of the Lease and (z) to exercise inspection rights pursuant to Section 12 of the Lease;

                  (iii) without limiting the effect of clause (ii) above, so long as no Indenture Event of Default shall have occurred and be continuing (but subject to the provisions of Article 12), the Owner Trustee shall retain the right, to the exclusion of the Loan Trustee, to exercise all other rights of the "Lessor" under the Lease including, without limitation, (A) the right to approve as satisfactory any accountants, engineers or counsel to render services for or issue opinions to the Owner Trustee pursuant to express provisions of the Operative Documents and to exercise all rights with respect to the Lessee's use, operation, and maintenance or modification of the Aircraft or Engines which the Lease specifically provides to the Lessor and (B) the right to consent to reregistration of the Aircraft pursuant to Section 12(l) of the Participation Agreement; provided that the foregoing shall not limit (x) any rights separately and expressly granted the Loan Trustee or any Noteholder under the Operative Documents or (y) the right of the Loan Trustee to receive any funds to be delivered to the "Lessor" under the Lease (except funds which constitute or are delivered with respect to Excepted Property) and under the Purchase Agreement;

                  (c) the leasehold interest granted to the Lessee under the Lease shall not be subject to the security interest granted by this Indenture, and nothing in this Indenture shall affect the rights of the Lessee under the Lease so long as no Lease Event of Default has occurred and is continuing; and

                  (d) as between the Owner Trustee and the Loan Trustee, nothing contained in this Granting Clause shall prevent the Owner Trustee or the Owner Participant from seeking specific performance of the covenants of the Lessee under the Lease relating to the protection, insurance, maintenance, possession and use of the Aircraft, provided such action shall not interfere with the exercise by the Loan Trustee of its remedies under Article 8 hereof or Section 15 of the Lease, or from maintaining separate insurance with respect to the Aircraft to the extent permitted by Section 11 of the Lease.

                  Notwithstanding the foregoing, the Loan Trustee shall at all times have the right, to the exclusion of the Owner Trustee and the Owner Participant, to (a) declare the Lease to be in default under Section 15 thereof and (b) subject only to the provisions of Sections 8.03 and

8.04(a) hereof, exercise the remedies set forth in such Section 15 (other than in connection with Excepted Property) and in Article 8 hereof.

                                 HABENDUM CLAUSE

                  TO HAVE AND TO HOLD all and singular the aforesaid property unto the Loan Trustee, its successors and assigns, in trust for the benefit and security of the Noteholders and the Indenture Indemnitees from time to time, without any priority of any one Equipment Note over any other except as provided in Section 2.13 and Article 3 hereof, and for the uses and purposes and subject to the terms and provisions set forth in this Indenture.

                  The Owner Trustee agrees that this Indenture is intended to create and shall create and grant to the Loan Trustee a security interest in the Aircraft, which security interest shall attach on and as of the Commencement Time. The security interest created by this Indenture and granted to the Loan Trustee hereunder in the Indenture Estate other than in the Aircraft shall attach upon the delivery hereof.

                  It is expressly agreed that, anything herein contained to the contrary notwithstanding, the Owner Trustee shall remain liable under each of the Operative Documents to which it is a party to perform all of the obligations assumed by it thereunder, all in accordance with and pursuant to the terms and provisions thereof, and the Loan Trustee and the Noteholders shall have no obligation or liability under any of the Operative Documents to which the Owner Trustee is a party by reason of or arising out of the assignment hereunder, nor shall the Loan Trustee (except as to the Loan Trustee, if the Loan Trustee shall have become the "Lessor" under the Lease) be required or obligated in any manner to perform or fulfill any obligations of the Owner Trustee under or pursuant to any of the Operative Documents to which the Owner Trustee is a party or, except as herein or therein expressly provided, to make any payment, or to make any inquiry as to the nature or sufficiency of any payment received by it, or present or file any claim, or take any action to collect or enforce the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

                  Subject to the terms and conditions hereof, the Owner Trustee does hereby constitute the Loan Trustee the true and lawful attorney of the Owner Trustee, irrevocably, with full power (in the name of the Owner Trustee or otherwise) to ask, require, demand, receive, compound and give acquittance for any and all moneys and claims for moneys due and to become due to the Owner Trustee (other than Excepted Property) under or arising out of the Indenture Documents and all other property which now or hereafter constitutes part of the Indenture Estate (subject to the provisions of Section 12.05(b)(i)), to endorse any checks or other instruments or orders in connection therewith and to file any claims or take any action or institute any proceedings which the Loan Trustee may deem to be necessary or advisable in the premises. The Owner Trustee has directed the Lessee to make all payments of Rent (other than Excepted Property) payable to the Owner Trustee by the Lessee and all other amounts which are required to be paid to or deposited with the Owner Trustee pursuant to the Lease directly to the Loan Trustee at such address as the Loan Trustee shall specify, for application as provided in this Indenture. The Owner Trustee agrees that promptly on receipt thereof, it will transfer to the Loan Trustee any and all moneys from time to time received by it constituting part of the Indenture Estate, for distribution by the Loan Trustee pursuant to this Indenture, except that the

Owner Trustee shall accept for distribution pursuant to the Trust Agreement any amounts distributed to it by the Loan Trustee as expressly provided in this Indenture and any Excepted Property.

                  The Owner Trustee agrees that at any time and from time to time, upon the written request of the Loan Trustee, the Owner Trustee will promptly and duly execute and deliver or cause to be duly executed and delivered to the Loan Trustee any and all such further instruments and documents as the Loan Trustee may reasonably deem desirable in obtaining the full benefits of the mortgage and security interest granted hereby and of the rights and powers herein granted.

                  The Owner Trustee does hereby warrant and represent that it has not mortgaged, assigned or pledged, and hereby covenants that it will not mortgage, assign or pledge, so long as the Lien of this Indenture shall or is intended to remain in effect, any of its right, title or interest subject to the mortgage and security interest hereby created, to anyone other than the Loan Trustee, and that it will not (other than in respect of Excepted Property), except as provided in or permitted by this Indenture, accept any payment from the Lessee, enter into an agreement amending or supplementing any of the Operative Documents to which it is a party, execute any waiver or modification of, or consent under the terms of any of the Operative Documents to which it is a party, settle or compromise any claim against the Lessee arising under any of the Operative Documents, or submit or consent to the submission of any dispute, difference or other matter arising under or in respect of any of the Operative Documents to which it is a party to arbitration thereunder.

                  The Owner Trustee does hereby agree that it will not without the written consent of the Loan Trustee:

                  (a) receive or collect or agree to the receipt or collection of any payment (other than Excepted Payments) of Rent, including Basic Rent, Stipulated Loss Value, Termination Value or any other payment to be made pursuant to Section 9 or 10 of the Lease prior to the date for the payment thereof provided for by the Lease or assign, transfer or hypothecate (other than to the Loan Trustee hereunder) any payment of Rent, including Basic Rent, Stipulated Loss Value, Termination Value or any other payment to be made pursuant to Section 9 or 10 of the Lease, then due or to accrue in the future under the Lease in respect of the Airframe and Engines; or

                  (b) except as contemplated by the Trust Agreement in connection with the appointment of a successor owner trustee, sell, mortgage, transfer, assign or hypothecate (other than to the Loan Trustee hereunder) its interest in the Airframe and Engines or any part thereof or in any amount to be received by it from the use or disposition of the Airframe and Engines, other than amounts distributed to it pursuant to Article 3 hereof.

                  It is hereby further agreed that any and all property described or referred to in the granting clauses hereof which is hereafter acquired by the Owner Trustee shall ipso facto, and without any other conveyance, assignment or act on the part of the Owner Trustee or the Loan Trustee, become and be subject to the Lien herein granted as fully and completely as though specifically described herein, but nothing contained in this paragraph shall be deemed to modify or change the obligations of the Owner Trustee contained in the foregoing paragraphs.

                  The Owner Trustee does hereby ratify and confirm the Lease and does hereby agree that it will not violate any covenant or agreement made by it therein, herein or in any other Operative Document.

                  IT IS HEREBY COVENANTED AND AGREED by and among the parties hereto as follows:

                                   ARTICLE 1

                                   DEFINITIONS

                  Unless the context otherwise requires, all capitalized terms used but not defined herein shall have the respective meanings set forth, and shall be construed and interpreted in the manner described, in Annex A hereto for all purposes of this Indenture.

                                   ARTICLE 2

                               THE EQUIPMENT NOTES

                  Section 2.01. Form of Equipment Notes. The Equipment Notes shall be substantially in the form set forth in Exhibit A hereto.

                  Section 2.02. Issuance and Terms of Equipment Notes. The Equipment Notes shall be dated the date of issuance thereof, shall be issued in
(a) five (or if the Series E Equipment Notes are issued, six) separate series consisting of Series A-1 Equipment Notes, Series A-2 Equipment Notes, Series B Equipment Notes, Series C Equipment Notes, Series D Equipment Notes and, if issued, Series E Equipment Notes and (b) the respective maturities and principal amounts specified in Schedule II and shall bear interest at the respective interest rates per annum specified in Schedule II (or, in the case of a Series E Equipment Note issued after the Closing Date, as specified in an amendment to this Indenture). On the Closing Date, each Series A-1 Equipment Note, Series A-2 Equipment Note, Series B Equipment Note, Series C Equipment Note and Series D Equipment Note shall be issued to the Subordination Agent on behalf of each of the Pass Through Trustees for the Pass Through Trusts created under the Pass Through Trust Agreements referred to in Schedule III. Subject to complying with the conditions set forth in Section 20(d) of the Participation Agreement, the Owner Trustee shall have the option to issue Series E Equipment Notes at or after the Closing Date. The Equipment Notes shall be issued in registered form only. The Equipment Notes shall be issued in denominations of $1,000 and integral multiples thereof, except that one Equipment Note of each Series may be in an amount that is not an integral multiple of $1,000.

                  Each Equipment Note shall bear interest at the Debt Rate (calculated on the basis of a year of 360 days comprised of twelve 30-day months), payable in arrears on each Payment Date on the unpaid principal amount thereof from time to time outstanding until such principal amount is paid in full, as further provided in the form of Equipment Note set forth in Exhibit A. The principal amount of each Equipment Note shall be payable as specified in
Schedule II. Each

Equipment Note shall bear interest, payable on demand, at the Past Due Rate (and not at the Debt Rate) (calculated on the basis of a year of 360 days comprised of twelve 30-day months) on any principal amount and (to the extent permitted by applicable law) Make-Whole Amount, if any, interest and any other amounts payable thereunder not paid when due for any period during which the same shall be overdue, in each case for the period the same is overdue. Amounts shall be overdue under an Equipment Note if not paid in the manner provided therein or in this Indenture when due (whether at stated maturity, by acceleration or otherwise). Notwithstanding anything to the contrary contained herein, if any date on which a payment hereunder or under any Equipment Note becomes due and payable is not a Business Day, then such payment shall not be made on such scheduled date but shall be made on the next succeeding Business Day with the same force and effect as if made on such scheduled date, and if such payment is made on such next succeeding Business Day, no interest shall accrue on the amount of such payment from and after such scheduled date.

                  The Equipment Notes shall be executed on behalf of the Owner Trustee by the manual or facsimile signature of one of its authorized officers. Equipment Notes bearing the signatures of individuals who were at the time of execution the proper officers of the Owner Trustee shall be valid, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Equipment Notes or did not hold such offices at the respective dates of such Equipment Notes. No Equipment Note shall be secured by or entitled to any benefit under this Indenture or be valid or obligatory for any purposes unless there appears on such Equipment Note a certificate of authentication in the form provided herein executed by the Loan Trustee by the manual signature of one of its authorized officers, and such certificate upon any Equipment Notes shall be conclusive evidence, and the only evidence, that such Equipment Note has been duly authenticated and delivered hereunder.

                  Section 2.03. Method of Payment. The principal amount of, interest on, Make-Whole Amount, if any, and, except to the extent expressly provided herein, all other amounts due to any Noteholder under each Equipment Note or otherwise payable hereunder shall be payable by the Owner Trustee in Dollars by wire transfer of immediately available funds not later than 11:00 a.m. (New York City time) on the due date of payment to the Loan Trustee at the Corporate Trust Office for distribution among the Noteholders in the manner provided herein. The Owner Trustee shall not have any responsibility for the distribution of such payment to any Noteholder. Notwithstanding the foregoing or any provision in any Equipment Note to the contrary, the Loan Trustee will use reasonable efforts to pay or cause to be paid, if so directed in writing by any Noteholder (with a copy to the Owner Trustee), all amounts paid by the Owner Trustee hereunder and under such Noteholder's Equipment Note or Equipment Notes to such Noteholder or a nominee therefor (including all amounts distributed pursuant to Article 3) by transferring, or causing to be transferred, by wire transfer of immediately available funds in Dollars, prior to 12:00 Noon (New York City time) on the due date of payment, to an account maintained by such Noteholder with a bank located in the continental United States the amount to be distributed to such Noteholder, for credit to the account of such Noteholder maintained at such bank; provided that, in the event the Equipment Notes are not held by the Subordination Agent on behalf of the Pass Through Trustees, the Loan Trustee may at its option pay such amounts by check mailed to the Noteholder's address as it appears on the Equipment Note Register. If, after its receipt of funds at the place and prior to the time specified above in the immediately preceding sentence, the Loan Trustee shall fail (other than as a result of a failure of the Noteholder to provide it with wire transfer instructions) to make any such payment required to be paid by wire transfer as provided in the immediately preceding sentence on the Business Day it receives such funds, the Loan Trustee, in its individual capacity and not as trustee, agrees to compensate such Noteholders for loss of use of funds at the Federal Funds Rate until such payment is made and the Loan Trustee shall be entitled to any interest earned on such funds until such payment is made. Any payment made hereunder shall be made without any presentment or surrender of any Equipment Note, except that, in the case of the final payment in respect of any Equipment Note, such Equipment Note shall be surrendered to the Loan Trustee for cancellation. Notwithstanding any other provision of this Indenture to the contrary, the Loan Trustee shall not be required to make, or cause to be made, wire transfers as aforesaid prior to the first Business Day on which it is practicable for the Loan Trustee to do so in view of the time of day when the funds to be so transferred were received by it if such funds were received after 1:00 p.m. (New York City time) at the place of payment.

                  Section 2.04. Registration, Transfer and Exchange of Equipment Notes. The Loan Trustee shall keep a register or registers (the "Equipment Note Register") in which the Loan Trustee shall provide for the registration of Equipment Notes and the registration of transfers of Equipment Notes. No such transfer shall be given effect unless and until registration hereunder shall have occurred. The Equipment Note Register shall be kept at the Corporate Trust Office of the Loan Trustee. The Loan Trustee is hereby appointed "Equipment Note Registrar" for the purpose of registering Equipment Notes and transfers of Equipment Notes as herein provided. A holder of any Equipment Note intending to exchange or transfer such Equipment Note shall surrender such Equipment Note to the Loan Trustee at the Corporate Trust Office, together with a written request from the registered holder thereof for the issuance of a new Equipment Note of the same Series, specifying, in the case of a surrender for transfer, the name and address of the new holder or holders. Upon surrender for registration of transfer of any Equipment Note and subject to satisfaction of Section 2.06, the Owner Trustee shall execute, and the Loan Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Equipment Notes of a like aggregate principal amount and of the same Series. At the option of the Noteholder, Equipment Notes may be exchanged for other Equipment Notes of the same Series of any authorized denominations of a like aggregate principal amount, upon surrender of the Equipment Notes to be exchanged to the Loan Trustee at the Corporate Trust Office. Whenever any Equipment Notes are so surrendered for exchange, the Owner Trustee shall execute, and the Loan Trustee shall authenticate and deliver, the Equipment Notes which the Noteholder making the exchange is entitled to receive. All Equipment Notes issued upon any registration of transfer or exchange of Equipment Notes (whether under this Section 2.04 or under Section 2.05 or otherwise under this Indenture) shall be the valid obligations of the Owner Trustee evidencing the same respective obligations, and entitled to the same security and benefits under this Indenture, as the Equipment Notes surrendered upon such registration of transfer or exchange. Every Equipment Note presented or surrendered for registration of transfer, shall be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Loan Trustee, duly executed by the Noteholder or such Noteholder's attorney duly authorized in writing, and the Loan Trustee shall require evidence satisfactory to it as to the compliance of any such transfer with the Securities Act of 1933, as amended, and the securities laws of any applicable state or jurisdiction. The Loan Trustee shall make a notation on each new Equipment Note of the amount of all payments of principal amount previously made on the old Equipment Note or Equipment Notes with respect to which such new Equipment Note is issued and the date to which interest on such old Equipment Note or Equipment Notes has been paid. Principal, interest and all other amounts shall be deemed to have been paid on such new Equipment Note to the date on which such amounts shall have been paid on such old Equipment Note. The Loan Trustee shall not be required to exchange any surrendered Equipment Notes as provided above (a) during the ten-day period preceding the due date of any payment on such Equipment Note or (b) that has been called for redemption. The Owner Trustee and the Loan Trustee shall in all cases deem and treat the Person in whose name any Equipment Note shall have been issued and registered on the Equipment Note Register as the absolute owner and Noteholder of such Equipment Note for the purpose of receiving payment of all amounts payable with respect to such Equipment Note and for all other purposes, and neither the Owner Trustee nor the Loan Trustee shall be affected by any notice to the contrary. The Loan Trustee will promptly notify the Owner Trustee of each registration of a transfer of an Equipment Note. Any such transferee of an Equipment Note, by its acceptance of an Equipment Note, agrees to the provisions of the Operative Documents applicable to Noteholders, and shall be deemed to have represented, warranted and covenanted to the parties to the Participation Agreement as to the matters represented, warranted and covenanted by the Noteholders, including the Pass Through Trustees, in the Participation Agreement. Subject to compliance by the Noteholder and its transferee (if any) of the requirements set forth in this Section 2.04 and in Section 2.06, the Loan Trustee and the Owner Trustee shall use all reasonable efforts to issue new Equipment Notes upon transfer or exchange within ten Business Days of the date an Equipment Note is surrendered for transfer or exchange.

                  Section 2.05. Mutilated, Destroyed, Lost or Stolen Equipment Notes. If any Equipment Note shall become mutilated, destroyed, lost or stolen, the Owner Trustee shall, upon the written request of the holder of such Equipment Note, issue and execute, and the Loan Trustee shall authenticate and deliver, in replacement thereof, a new Equipment Note of the same Series in the same principal amount and dated the same date as the Equipment Note so mutilated, destroyed, lost or stolen. If the Equipment Note being replaced has become mutilated, such Equipment Note shall be surrendered to the Loan Trustee. If the Equipment Note being replaced has been destroyed, lost or stolen, the related Noteholder shall furnish to the Owner Trustee and the Loan Trustee such security or indemnity as may be required by each of them to save the Owner Trustee and the Loan Trustee harmless and evidence satisfactory to the Owner Trustee and the Loan Trustee of the destruction, loss or theft of such Equipment Note and of the ownership thereof.

                  Section 2.06. Payment of Expenses on Transfer; Cancellation.
(a) No service charge shall be made to a Noteholder for any registration of transfer or exchange of Equipment Notes, but the Loan Trustee, as Equipment Note Registrar, may require payment by such Noteholder of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Equipment Notes.

                  (b) The Loan Trustee shall cancel all Equipment Notes surrendered for replacement, redemption, transfer, exchange, payment or cancellation and shall destroy the canceled Equipment Notes.

                  Section 2.07. Mandatory Redemption of Equipment Notes. (a) Upon the occurrence of an Event of Loss to the Airframe, all the Equipment Notes shall be redeemed in whole on the Loss Payment Date at a redemption price equal to the aggregate unpaid principal amount thereof together with accrued and unpaid interest thereon to, but not including, the redemption date. No Make-Whole Amount shall be payable on the Equipment Notes in connection with their redemption as a result of an Event of Loss in respect of the Airframe.

                  (b) If the Lease is terminated pursuant to Section 9(a) thereof, on the date the Lease is so terminated, all the Equipment Notes shall be redeemed in whole at a redemption price equal to the aggregate unpaid principal amount thereof together with accrued and unpaid interest thereon to, but not including, the redemption date and all other amounts then due and payable hereunder and under all other Operative Documents to the Noteholders, plus Make-Whole Amount, if any.

                  Section 2.08. Voluntary Redemption of Equipment Notes. All (but not less than all) of the Equipment Notes may be redeemed by the Owner Trustee upon at least 20 days' revocable prior written notice to the Loan Trustee, at a redemption price equal to the aggregate unpaid principal amount thereof together with accrued and unpaid interest thereon to, but not including, the date of redemption and all other Secured Obligations payable to the Noteholders, plus Make-Whole Amount, if any.

                  Section 2.09. Redemptions; Notice of Redemption to Noteholders. Notice of redemption with respect to the Equipment Notes shall be given by first-class mail, postage prepaid, mailed not less than 15 nor more than 60 days prior to the redemption date, to each Noteholder of such Equipment Notes to be redeemed, at such Noteholder's address appearing in the Equipment Note Register; provided that, in the case of a redemption to be made pursuant to
Section 2.07(b) or 2.08, such notice shall be revocable and shall be deemed revoked in the event that the Lease does not in fact terminate on the Lease Termination Date or, in the case of a redemption under Section 2.08, in the event the Loan Trustee receives written notice of such revocation from the Lessee or the Owner Trustee not later than three days prior to the redemption date.

                  All notices of redemption shall state:

                  (1) the redemption date,

                  (2) the applicable basis for determining the redemption price,

                  (3) that on the redemption date, the redemption price will become due and payable upon each such Equipment Note, and that, if any such Equipment Notes are then outstanding, interest on such Equipment Notes shall cease to accrue on and after such redemption date, and

                  (4) the place or places where such Equipment Notes are to be surrendered for payment of the redemption price.

Notice of redemption or purchase of Equipment Notes to be redeemed shall be given by the Loan Trustee.

                  On or before the redemption date, the Owner Trustee (or any person on behalf of the Owner Trustee) shall, to the extent an amount equal to the redemption price for the Equipment Notes to be redeemed on the redemption date shall not then be held in the Indenture Estate, deposit or cause to be deposited with the Loan Trustee by 11:00 a.m. (New York City time) on the redemption date in immediately available funds the redemption price of the Equipment Notes to be redeemed or purchased.

                  Notice of redemption having been given as aforesaid (and not deemed revoked as contemplated in the proviso to this Section 2.09), the Equipment Notes to be redeemed or purchased shall, on the redemption date, become due and payable at the principal corporate trust office of the Loan Trustee or at any office or agency maintained for such purposes pursuant to this Indenture, and from and after such redemption date (unless there shall be a default in the payment of the redemption price) any such Equipment Notes then outstanding shall cease to bear interest. Upon surrender of any Equipment Note for redemption in accordance with said notice such Equipment Note shall be paid at the redemption price.

                  If any Equipment Note called for redemption shall not be so paid upon surrender thereof for redemption, the principal amount thereof shall, until paid, continue to bear interest from the applicable redemption date at the Debt Rate in effect for such Equipment Note as of such redemption date.

                  Section 2.10. Purchase upon Indenture Event of Default. At any time (a) while a Lease Event of Default has occurred and is continuing during which the Loan Trustee has not declared the Lease to be in default as a consequence thereof, (b) after the Equipment Notes shall have become due and payable as provided in Article 8 hereof, (c) in the event of a bankruptcy proceeding affecting the Lessee, (i) during the 60-day period under Section 1110(a)(2)(A) of the Bankruptcy Code (or such longer period as may apply under Section 1110(b) of the Bankruptcy Code) the trustee in such proceeding or the Lessee does not agree to perform its obligations under the Lease or (ii) at any time after agreeing to perform such obligations, such trustee or the Lessee ceases to perform such obligations such that the stay period applicable under the Bankruptcy Code comes to an end; or (d) after the Loan Trustee has given to the Owner Trustee or the Owner Participant the notice regarding, or has otherwise commenced, exercise of remedies referred to in Section 8.04 (including declaration of the Lease to be in default), the Owner Participant may at any time elect to purchase all, but not less than all, Equipment Notes then outstanding in accordance with the provisions of this Section 2.10. To exercise such election the Owner Participant shall give written notice thereof to the Loan Trustee (which will promptly notify each Noteholder). Such notice to the Loan Trustee shall state that it is irrevocable and shall designate a date within 15 days of such notice as the payment date and from the date of receipt of such notice until the specified payment date the Loan Trustee shall not exercise any remedies under Section 8.04 (or if the Loan Trustee has commenced the exercise of such remedies, the Loan Trustee shall stay the exercise of such remedies) unless, in the case of an Indenture Event of Default which does not result from a Lease Event of Default or a Lease Default, the Loan Trustee or a Majority in Interest of Noteholders shall reasonably conclude that the non-exercise or stay of remedies would materially adversely affect the rights of the Loan Trustee or the Noteholders under this Indenture. Each Noteholder agrees that on such specified payment date, such Noteholder will, upon payment to the Loan Trustee for such Noteholder's account in the manner provided for in Section
2.03 hereof from the Owner Participant of an amount equal to the aggregate unpaid principal amount of all Equipment Notes then held by such Noteholder, together with accrued and unpaid interest thereon to the date of payment, and all other sums then due and payable to such Noteholder hereunder, under such Equipment Notes or under the Participation Agreement, forthwith sell, assign, transfer and convey to the Owner Participant (without recourse, representation or warranty of any kind except for its own acts), all of the estate, right, title and interest of such Noteholder in and to the Indenture Estate, this Indenture, all Equipment Notes held by such Noteholder and the Participation Agreement (excluding all estate, right, title and interest under any of the foregoing to the extent such right, title or interest is with respect to an obligation not then due and payable or past due and not satisfied by the Owner Participant's payment hereunder with respect to any action or inaction or state of affairs occurring prior to such sale). However, if the election to purchase Equipment Notes is exercised pursuant to clause (a) above at any time when there shall have occurred and be continuing for less than 180 days a Lease Event of Default, the purchase price of the Equipment Notes shall equal the price provided in the immediately preceding sentence plus Make-Whole Amount, if any. The Owner Participant shall assume all of such Noteholder's obligations under the Participation Agreement and this Indenture arising subsequent to such sale. If the Owner Participant shall so request, such Noteholder will comply with all the provisions of Section 2.04 hereof to enable new Equipment Notes to be issued to the Owner Participant in such authorized denominations as the Owner Participant shall request. All charges and expenses required pursuant to Section 2.06 hereof in connection with the issuance of any such new Equipment Note pursuant to this Section shall be borne by the Owner Participant.

                  Section 2.11. Payment from Indenture Estate Only; Non-Recourse Obligations. Notwithstanding any other provision herein or in the Equipment Notes to the contrary, all amounts payable by the Loan Trustee and the Owner Trustee under the Equipment Notes and this Indenture shall be made only from the income and proceeds of the Indenture Estate and each Noteholder, by its acceptance of such Equipment Note, agrees that (a) it will look solely to the income and proceeds of the Indenture Estate for the payment of such amounts, to the extent available for distribution to it as herein provided, and (b) none of the Owner Trustee, the Owner Participant or the Loan Trustee is or shall be personally liable to any Noteholder for any amount payable under such Equipment Note or this Indenture or, except as expressly provided in this Indenture or the Participation Agreement in the case of the Owner Trustee and the Loan Trustee, for any liability under such Equipment Note or hereunder.

                  Wells Fargo Bank Northwest, National Association is entering into this Indenture solely as Owner Trustee under the Trust Agreement and not in its individual capacity, and in no case whatsoever shall Wells Fargo Bank Northwest, National Association (or any entity acting as successor trustee under the Trust Agreement) be personally liable for, or for any loss in respect of, any statements, representations, warranties, agreements or obligations hereunder or thereunder; provided that Wells Fargo Bank Northwest, National Association shall be liable hereunder in its individual capacity (i) for the performance of its agreements undertaken in its individual capacity under Section 12 of the Participation Agreement and (ii) for its own willful misconduct or negligence. If a successor Owner Trustee is appointed in accordance with the terms of the Trust Agreement and the Participation Agreement, such successor Owner Trustee shall, without any further act, succeed to all of the rights, duties, immunities and obligations hereunder, and its predecessor Owner Trustee and Wells Fargo Bank Northwest, National Association shall be released from all further duties and obligations hereunder, without prejudice to any claims against Wells Fargo Bank Northwest, National Association or such predecessor Owner Trustee for any default by Wells Fargo Bank Northwest, National Association or such predecessor Owner Trustee, respectively, in the performance of its obligations hereunder prior to such appointment.

                  Section 2.12. Application of Payments. Subject always to
Section 2.11 and except as otherwise provided in Article 3, in the case of each Equipment Note, each payment of an installment of principal amount, Make-Whole Amount, if any, and interest paid thereon shall be applied:

                  first, to the payment of accrued interest on such Equipment Note (as well as any interest on any overdue principal amount and (to the extent permitted by law) any overdue Make-Whole Amount, if any, any overdue interest and any other overdue amounts thereunder) to the date of such payment;

                  second, to the payment of Make-Whole Amount, if any; and

                  third, to the payment of principal amount of such Equipment Note (or portion thereof) then due thereunder.

                  Section 2.13. Subordination. (a) The indebtedness evidenced by the Series A-1 Equipment Notes and Series A-2 Equipment Notes shall rank in right of payment equally with all other Series A-1 Equipment Notes and Series A-2 Equipment Notes. The indebtedness evidenced by the Series B Equipment Notes is, to the extent and in the manner provided in this Indenture, subordinate and subject in right of payment to the prior payment in full of the Secured Obligations in respect of the Series A-1 Equipment Notes and Series A-2 Equipment Notes, and the Series B Equipment Notes are issued subject to such provisions. The indebtedness evidenced by the Series C Equipment Notes is, to the extent and in the manner provided in this Indenture, subordinate and subject in right of payment to the prior payment in full of the Secured Obligations in respect of the Series A-1 Equipment Notes, the Series A-2 Equipment Notes and the Series B Equipment Notes, and the Series C Equipment Notes are issued subject to such provisions. The indebtedness evidenced by the Series D Equipment Notes is, to the extent and in the manner provided in this Indenture, subordinate and subject in right of payment to the prior payment in full of the Secured Obligations in respect of the Series A-1 Equipment Notes and Series A-2 Equipment Notes, the Series B Equipment Notes and the Series C Equipment Notes, and the Series D Equipment Notes are issued subject to such provisions. The indebtedness evidenced by the Series E Equipment Notes, if issued, shall be, to the extent and in the manner provided in this Indenture, subordinate and subject in right of payment to the prior payment in full of the Secured Obligations in respect of the Series A-1 Equipment Notes, the Series A-2 Equipment Notes, the Series B Equipment Notes, the Series C Equipment Notes and the Series D Equipment Notes, and the Series E Equipment Notes, if issued, shall be issued subject to such provisions. By acceptance of its Equipment Notes of any Series, each Noteholder of such Series (i) agrees to and shall be bound by such provisions, (ii) authorizes and directs the Loan Trustee on such Noteholder's behalf to take such action as may be necessary or appropriate to effectuate the subordination as provided in this Indenture and (iii) appoints the Loan Trustee as such Noteholder's attorney-in-fact for such purpose.

                  (b) The Owner Trustee, the Loan Trustee and, by acceptance of its Equipment Notes of any Series, each Noteholder of such Series, hereby agree that no payment or distribution shall be made on or in respect of the Secured Obligations owed to such Noteholder of such Series, including any payment or distribution of cash, property or securities, after the occurrence of any of the events referred to in Section 8.01(g) or after the commencement of any proceedings of the type referred to in Section 8.01(h), except as expressly provided in Article 3.

                  (c) By the acceptance of its Equipment Notes of any Series, each Noteholder of such Series agrees that if such Noteholder, in its capacity as a Noteholder, shall receive any payment or distribution on any Secured Obligations in respect of such Series that it is not entitled to receive under this Section 2.13 or Article 3 hereof, it will hold any amount so received in trust for the Loan Trustee and forthwith turn over such amount to the Loan Trustee in the form received to be applied as provided in Article 3.

                  Section 2.14. Certain Payments. The Owner Trustee agrees to pay to the Loan Trustee for distribution in accordance with Section 3.05:

                  (a) an amount or amounts equal to the fees payable to the Liquidity Provider under Section 2.03 of each Liquidity Facility and the related Fee Letter (as defined in the Intercreditor Agreement), multiplied by a fraction, the numerator of which shall be the sum of the then outstanding aggregate principal amount of the Series A-1 Equipment Notes, Series A-2 Equipment Notes, Series B Equipment Notes and Series C Equipment Notes and the denominator of which shall be the sum of the then outstanding aggregate principal amount of all "Series A-1 Equipment Notes," "Series A-2 Equipment Notes," "Series B Equipment Notes" and "Series C Equipment Notes" (in each case as defined in the Intercreditor Agreement);

                  (b) the amount equal to interest on any Downgrade Advance (other than any Applied Downgrade Advance) payable under Section 3.07 of each Liquidity Facility minus Investment Earnings from such Downgrade Advance, multiplied by the fraction specified in the foregoing clause (a);

                  (c) the amount equal to interest on any Non-Extension Advance (other than any Applied Non-Extension Advance) payable under Section
         3.07 of each Liquidity Facility minus Investment Earnings from such Non-Extension Advance, multiplied by the fraction specified in the foregoing clause (a);

                  (d) if any payment default shall have occurred and be continuing with respect to interest on any Series A-1 Equipment Note, Series A-2 Equipment Note, Series B Equipment Note or Series C Equipment Note, (i) the excess, if any, of (A) the amount equal to the sum of interest on any Unpaid Advance or Applied Provider Advance payable under Section 3.07 of each Liquidity Facility plus any other amounts payable in respect of such Unpaid Advance or Applied Provider Advance under Section 3.01, 3.03 or 3.09 of the Liquidity Facility under which such Unpaid Advance or Applied Provider Advance was made over (B) the sum of Investment Earnings from any Final Advance plus any amount of interest at the Past Due Rate actually payable (whether or not in fact paid) in respect of the overdue scheduled interest on the Equipment Notes in respect of which such Unpaid Advance or Applied Provider Advance was made, multiplied by (ii) a fraction, the numerator of which shall be the then aggregate overdue amounts of interest on the Series A-1 Equipment Notes, Series A-2 Equipment Notes, Series B Equipment Notes and Series C Equipment Notes (other than interest becoming due and payable solely as a result of acceleration of any such Equipment Notes) and the denominator of which shall be the then aggregate overdue amounts of interest on all "Series A-1 Equipment Notes", "Series A-2 Equipment Notes", "Series B Equipment Notes" and "Series C Equipment Notes" (in each case as defined in the Intercreditor Agreement) (other than interest becoming due and payable solely as a result of acceleration of any such "Equipment Notes");

                  (e) any amounts owed to the Liquidity Provider by the Subordination Agent as borrower under Section 3.01 (other than in respect of an Unpaid Advance or Applied Provider Advance), 3.03 (other than in respect of an Unpaid Advance or Applied Provider Advance ),
         7.05 and 7.07 of each Liquidity Facility (or similar provisions of any Replacement Liquidity Facility) multiplied by the fraction specified in the foregoing clause (a); and

                  (f) an amount or amounts equal to the compensation, including reasonable expenses and disbursements, payable to the Subordination Agent under Section 6.07 of the Intercreditor Agreement, multiplied by the fraction specified in the foregoing clause (a) (but in any event without duplication of any amount or amounts payable in respect of such compensation under any other Operative Document or Pass Through Trust Document).

                  For purposes of this paragraph, the terms "Advance", "Applied Downgrade Advance", "Applied Non-Extension Advance", "Applied Provider Advance", "Cash Collateral Account", "Downgrade Advance", "Final Advance", "Investment Earnings", "Non-Extension Advance, "Replacement Liquidity Facility" and "Unpaid Advance" shall have the meanings specified in each Liquidity Facility or the Intercreditor Agreement.

                  Section 2.15. Directions by Subordination Agent. So long as the Subordination Agent is a Noteholder, notwithstanding anything contained herein or in any other Operative Document to the contrary, in exercising its right to vote the Equipment Notes held by it, or in giving or taking any direction, consent, request, demand, instruction, authorization, notice, waiver or other action provided by this Indenture or in respect of the Equipment Notes to be given or taken by a Noteholder (each such vote or other action, a "Direction") in respect of such Equipment Notes, the Subordination Agent shall act in accordance with any votes, directions, consents, requests, demands, instructions, authorizations, notices, waivers or other actions given or taken by any applicable Pass Through Trustee or the Controlling Party pursuant to the Intercreditor Agreement, including without limitation pursuant to Section 2.06,
Article IV or Section 8.01(b) thereof. The Subordination Agent shall be permitted (x) to give a Direction with respect to less than the entire principal amount of any single Equipment Note held by it, and (y) to give different Directions with respect to different portions of the principal amount of any single Equipment Note held by it. Any Direction given by the Subordination Agent at any time with respect to more than a majority in aggregate unpaid principal amount of all of the

Equipment Notes issued and then outstanding hereunder shall be deemed to have been given by a Majority in Interest of Noteholders.

                  Section 2.16. Repayment of Monies for Equipment Note Payments Held by the Loan Trustee. Any money held by the Loan Trustee in trust for any payment of the principal of, Make-Whole Amount, if any, or interest on and any other amounts due on any Equipment Note, including, without limitation, any money deposited pursuant to Section 2.09, and remaining unclaimed for two years after the due date for such payment (or if earlier, one month prior to the escheat period provided under applicable state law) shall be paid to the Owner Trustee; and the Noteholders entitled to payment thereon shall thereafter, as unsecured general creditors, look only to the Lessee on behalf of the Owner Trustee (to the extent of such funds actually received by the Lessee) for payment thereof, and all liability of the Loan Trustee with respect to such trust money shall thereupon cease; provided that the Loan Trustee, before being required to make any such repayment, may at the expense of the Lessee cause to be mailed to each such Noteholder notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of mailing, any unclaimed balance of such money then remaining will be repaid to the Owner Trustee as provided herein.

                  Section 2.17. Termination of Interest in Indenture Estate(a) . A Noteholder shall have no further interest in, or other right with respect to, the Indenture Estate when and if the principal amount of, Make-Whole Amount, if any, and interest on all Equipment Notes held by such Noteholder and all other sums due and payable to such Noteholder hereunder, under such Equipment Notes and under the other Operative Documents (collectively, the "Secured Obligations") shall have been paid in full.

                                   ARTICLE 3

                    RECEIPT, DISTRIBUTION AND APPLICATION OF
                          FUNDS IN THE INDENTURE ESTATE

                  Section 3.01. Payment upon Issuance of Equipment Notes. On the Closing Date, the Owner Trustee shall first, apply, or cause to be applied, the proceeds of the sale of the Equipment Notes to the redemption of the notes issued pursuant to the Original Indenture and second, distribute any remaining amounts to the Owner Trustee.

                  Section 3.02. Basic Distributions. Except as otherwise provided in Sections 3.03, 3.04 and 3.05, each installment of Basic Rent, any payment of interest on overdue installments of Basic Rent and any payment received by the Loan Trustee pursuant to Section 8.03 shall be promptly distributed in the following order of priority:

                  first, so much of such payment as shall be required to pay in full the aggregate amount of the payment or payments of principal amount and interest (as well as any interest on any overdue principal amount and, to the extent permitted by applicable law, on any overdue interest and any other overdue amounts) then due under all Series A-1 Equipment Notes and Series A-2 Equipment Notes shall be distributed to the Noteholders of Series A-1 Equipment Notes and Series A-2 Equipment Notes ratably, without priority of one over the other, in the proportion that the amount of such payment or payments then due under each Series A-1 Equipment Note or Series A-2 Equipment Note bears to the aggregate amount of the payments then due under all Series A-1 Equipment Notes and Series A-2 Equipment Notes;

                  second, after giving effect to clause "first" above, so much of such payment remaining as shall be required to pay in full the aggregate amount of the payment or payments of principal amount and interest (as well as any interest on any overdue principal amount and, to the extent permitted by applicable law, on any overdue interest and other overdue amounts) then due under all Series B Equipment Notes shall be distributed to the Noteholders of Series B Equipment Notes ratably, without priority of one over the other, in the proportion that the amount of such payment or payments then due under each Series B Equipment Note bears to the aggregate amount of the payments then due under all Series B Equipment Notes;

                  third, after giving effect to clause "second" above, so much of such payment remaining as shall be required to pay in full the aggregate amount of the payment or payments of principal amount and interest (as well as any interest on any overdue principal amount and, to the extent permitted by applicable law, on any overdue interest and any other overdue amounts) then due under all Series C Equipment Notes shall be distributed to the Noteholders of Series C Equipment Notes ratably, without priority of one over the other, in the proportion that the amount of such payment or payments then due under each Series C Equipment Note bears to the aggregate amount of the payments then due under all Series C Equipment Notes;

                  fourth, after giving effect to clause "third" above, so much of such payment remaining as shall be required to pay in full the aggregate amount of the payment or payments of principal amount and interest (as well as any interest on any overdue principal amount and, to the extent permitted by applicable law, on any overdue interest and any other overdue amounts) then due under all Series D Equipment Notes shall be distributed to the Noteholders of Series D Equipment Notes ratably, without priority of one over the other, in the proportion that the amount of such payment or payments then due under each Series D Equipment Note bears to the aggregate amount of the payments then due under all Series D Equipment Notes;

                  fifth, after giving effect to clause "fourth" above, so much of such payment remaining as shall be required to pay in full the aggregate amount of the payment or payments of principal amount and interest (as well as any interest on any overdue principal amount and, to the extent permitted by applicable law, on any overdue interest and any other overdue amounts) then due under all Series E Equipment Notes shall be distributed to the Noteholders of Series E Equipment Notes ratably, without priority of one over the other, in the proportion that the amount of such payment or payments then due under each Series E Equipment Note bears to the aggregate amount of the payments then due under all Series E Equipment Notes; and

                  sixth, the balance, if any, of such installment remaining thereafter shall be distributed to the Owner Trustee to be held or distributed in accordance with the terms of the Trust Agreement.

                  Section 3.03. Event of Loss; Optional Redemption; Voluntary Termination. Except as otherwise provided in Sections 3.04 and 3.05 and subject to the following proviso, any payments received by the Loan Trustee (a) with respect to the Aircraft as the result of an Event of Loss, (b) pursuant to an optional redemption of the Equipment Notes pursuant to Section 2.08 or (c) pursuant to a voluntary termination of the Lease pursuant to Section 9 thereof shall be applied to redemption of the Equipment Notes, and to payment of all other Secured Obligations by applying such funds in the following order of priority:

                  first, (i) to reimburse the Loan Trustee and the Noteholders for any reasonable costs or expenses incurred in connection with such redemption for which they are entitled to reimbursement, or indemnity by the Lessee, under the Operative Documents; and then (ii) to pay any other amounts then due (except as provided in clause "second" below) to the Loan Trustee, the Noteholders and the other Indenture Indemnitees under this Indenture, the Participation Agreement or the Equipment Notes;

                  second, (i) to pay the amounts specified in subclause (i) of clause "third" of Section 3.04 plus Make-Whole Amount, if any, then due and payable in respect of the Series A-1 Equipment Notes and the Series A-2 Equipment Notes; (ii) after giving effect to subclause (i) above, to pay the amounts specified in subclause (ii) of clause "third" of
         Section 3.04 plus Make-Whole Amount, if any, then due and payable in respect of the Series B Equipment Notes; (iii) after giving effect to subclause (ii) above, to pay the amounts specified in subclause (iii) of clause "third" of Section 3.04 plus Make-Whole Amount, if any, then due and payable in respect of the Series C Equipment Notes; (iv) after giving effect to subclause (iii) above, to pay the amounts specified in subclause (iv) of clause "third" of Section 3.04 plus Make-Whole Amount, if any, then due and payable in respect of the Series D Equipment Notes; (v) after giving effect to subclause (iv) above, to pay the amount specified in subclause (v) of clause "third" of Section
         3.04 plus Make-Whole Amount, if any, then due and payable in respect of the Series E Equipment Notes; and

                  third, the balance, if any, of such payments shall be distributed to the Owner Trustee to be held or distributed in accordance with the terms of the Trust Agreement.

                  If one or more Replacement Engines are to be substituted for one or more Engines subject to an Event of Loss as provided in Section 10(b) of the Lease, any insurance, condemnation or similar proceeds resulting from such Event of Loss that are received by the Loan Trustee shall be held by the Loan Trustee as part of the Indenture Estate (and invested as provided in Section 9.07) and, unless otherwise applied pursuant to Section 3.04 hereof following an Indenture Event of Default, such proceeds shall be released to the Lessee upon the release of such Engine subject to the replacement thereof as provided in
Section 10(b) of the Lease.

                  No Make-Whole Amount shall be payable on the Equipment Notes in connection with their redemption as a result of an Event of Loss in respect of the Airframe.

                  Section 3.04. Payments After Indenture Event of Default. Except as otherwise provided in Section 3.05, all payments received and amounts held or realized by the Loan

Trustee (including any amounts realized by the Loan Trustee from the exercise of any remedies pursuant to Section 15 of the Lease or Article 8) after both an Indenture Event of Default shall have occurred and be continuing and the Equipment Notes shall have become due and payable pursuant to Section 8.02, as well as all payments or amounts then held by the Loan Trustee as part of the Indenture Estate, shall be promptly distributed by the Loan Trustee in the following order of priority:

                  first, so much of such payments or amounts as shall be required to (i) reimburse the Loan Trustee, to the extent the Loan Trustee is entitled to be reimbursed or indemnified under the Operative Documents, for any tax, expense or other loss (including, without limitation, all amounts to be expended at the expense of, or charged upon the tolls, rents, revenues, issues, products and profits of, the Indenture Estate and every part thereof pursuant to Section 8.05) incurred by the Loan Trustee (to the extent not previously reimbursed), the expenses of any sale, taking or other proceeding, reasonable attorneys' fees and expenses, court costs and any other expenditures incurred or expenditures or advances made by the Loan Trustee or the Noteholders in the protection, exercise or enforcement of any right, power or remedy or any damages sustained by the Loan Trustee or any Noteholder, liquidated or otherwise, upon such Indenture Event of Default shall be applied by the Loan Trustee as between itself and the Noteholders in reimbursement of such expenses and any other expenses for which the Loan Trustee or the Noteholders are entitled to reimbursement under any Operative Document, and (ii) to pay all amounts payable (except as provided in clauses "second" and "third" below) to the other Indenture Indemnitees (including amounts payable to the Loan Trustee on behalf of any Indenture Indemnitee) hereunder and under the Participation Agreement and the Lease; and in case the aggregate amount so to be distributed is insufficient to pay as aforesaid, then ratably, without priority of one over the other, in proportion to the amounts owed each hereunder;

                  second, so much of such payments or amounts remaining as shall be required to reimburse the then existing or prior Noteholders for payments made pursuant to Section 9.03 (to the extent not previously reimbursed) shall be distributed to such then existing or prior Noteholders ratably, without priority of one over the other, in accordance with the amount of the payment or payments made by each such then existing or prior Noteholder pursuant to Section 9.03;

                  third, (i) so much of such payments or amounts remaining as shall be required to pay in full the aggregate unpaid principal amount of all Series A-1 Equipment Notes and Series A-2 Equipment Notes and the accrued but unpaid interest and all other Secured Obligations in respect of the Series A-1 Equipment Notes and Series A-2 Equipment Notes to the date of distribution shall be distributed to the Noteholders of Series A-1 Equipment Notes and Series A-2 Equipment Notes ratably, without priority of one over the other, in the proportion that the aggregate unpaid principal amount of all Series A-1 Equipment Notes and Series A-2 Equipment Notes held by each Noteholder plus the accrued but unpaid interest and other amounts due hereunder or thereunder to the date of distribution bears to the aggregate unpaid principal amount of all Series A-1 Equipment Notes and Series A-2 Equipment Notes held by all such Noteholders plus the accrued but unpaid interest and other amounts due thereon to the date of distribution; (ii) after giving effect to subclause (i) above, so much of such payments or amounts remaining as shall be required to pay in full the aggregate unpaid principal amount of all Series B Equipment Notes and the accrued but unpaid interest and all other Secured Obligations in respect of the Series B Equipment Notes to the date of distribution shall be distributed to the Noteholders of Series B Equipment Notes ratably, without priority of one over the other, in the proportion that the aggregate unpaid principal amount of all Series B Equipment Notes held by each Noteholder plus the accrued but unpaid interest and other amounts due hereunder or thereunder to the date of distribution bears to the aggregate unpaid principal amount of all Series B Equipment Notes held by all such Noteholders plus the accrued but unpaid interest and other amounts due thereon to the date of distribution; (iii) after giving effect to subclause (ii) above, so much of such payments or amounts remaining as shall be required to pay in full the aggregate unpaid principal amount of all Series C Equipment Notes and the accrued but unpaid interest and all other Secured Obligations in respect of the Series C Equipment Notes to the date of distribution shall be distributed to the Noteholders of Series C Equipment Notes ratably, without priority of one over the other, in the proportion that the aggregate unpaid principal amount of all Series C Equipment Notes held by each Noteholder plus the accrued but unpaid interest and other amounts due hereunder or thereunder to the date of distribution bears to the aggregate unpaid principal amount of all Series C Equipment Notes held by all such Noteholders plus the accrued but unpaid interest and other amounts due thereon to the date of distribution; (iv) after giving effect to subclause (iii) above, so much of such payments or amounts remaining as shall be required to pay in full the aggregate unpaid principal amount of all Series D Equipment Notes and the accrued but unpaid interest and all other Secured Obligations in respect of the Series D Equipment Notes to the date of distribution shall be distributed to the Noteholders of Series D Equipment Notes, ratably, without priority of one over the other, in the proportion that the aggregate unpaid principal amount of all Series D Equipment Notes held by each Noteholder plus the accrued but unpaid interest and other amounts due hereunder or thereunder to the date of distribution bears to the aggregate unpaid principal amount of all Series D Equipment Notes held by all such Noteholders plus the accrued but unpaid interest and other amounts due thereon to the date of distribution; and (v) after giving effect to subclause (iv) above, so much of such payments or amounts remaining as shall be required to pay in full the aggregate unpaid principal amount of all Series E Equipment Notes and the accrued but unpaid interest and all other Secured Obligations in respect of the Series E Equipment Notes to the date of distribution shall be distributed to the Noteholders of Series E Equipment Notes, ratably, without priority of one over the other, in the proportion that the aggregate unpaid principal amount of all Series E Equipment Notes held by each Noteholder plus the accrued but unpaid interest and other amounts due hereunder or thereunder to the date of distribution bears to the aggregate unpaid principal amount of all Series E Equipment Notes held by all such Noteholders plus the accrued but unpaid interest and other amounts due thereon to the date of distribution; and

                  fourth, the balance, if any, of such payments or amounts shall be distributed to the Owner Trustee to be held or distributed in accordance with the terms of the Trust Agreement.

                  No Make-Whole Amount shall be payable on the Equipment Notes as a consequence of or in connection with an Indenture Event of Default or the acceleration of the Equipment Notes.

                  Section 3.05. Certain Payments. (a) Any payment received by the Loan Trustee for which no provision as to the application thereof is made in this Indenture and for which provision is made in any other Operative Document shall be applied forthwith to the purpose for which such payment was made in accordance with terms of such Operative Document. Notwithstanding anything in this Article 3 or elsewhere in this Indenture to the contrary, the Loan Trustee shall be obligated to distribute and shall distribute to the Owner Participant or the Owner Trustee, as the case may be, any Excepted Property received by the Loan Trustee promptly upon receipt thereof by the Loan Trustee.

                  (b) The Loan Trustee will distribute promptly upon receipt any indemnity or other payment received by it from the Owner Trustee or the Lessee in respect of the Loan Trustee in its individual capacity or any other Indenture Indemnitee pursuant to Section 10(b) or 10(c) of the Participation Agreement directly to the Person entitled thereto as such Person's interest may appear. Any payment received by the Loan Trustee under Section 2.14 shall be distributed to the Subordination Agent to be distributed in accordance with the terms of the Intercreditor Agreement.

                  Section 3.06. Payments for Which No Application Is Otherwise Provided. (a) Any payments received by the Loan Trustee for which no provision as to the application thereof is made in the Lease or in another Operative Document or elsewhere in this Indenture shall be distributed by the Loan Trustee
(i) to the extent received or realized at any time prior to the payment in full of all obligations to the Noteholders secured by the Lien of this Indenture, in the order of priority specified in Section 3.02 hereof, and (ii) to the extent received or realized at any time after payment in full of all obligations to the Noteholders secured by the Lien of this Indenture, in the following order of priority: first in the manner provided in clause "first" of Section 3.04 hereof, and second, in the manner provided in clause "fourth" of Section 3.04 hereof.

                  (b) Notwithstanding anything to the contrary set forth in this Indenture, any amounts held by the Loan Trustee, including, without limitation, pursuant to Section 10 or 11 of the Lease, and any other condemnation, requisition, indemnity or other payments, amounts or proceeds of any kind or nature received by it with respect to the Aircraft or other collateral subject to the Lien of this Indenture, which are payable to the Lessee pursuant to the terms of the Lease or the Operative Documents or held by the Loan Trustee in accordance with Section 25 of the Lease shall be (i) so paid to the Lessee or
(ii) held by the Loan Trustee as security for the obligations of the Lessee, in each case in accordance with the applicable provisions of the Lease (provided that such monies held by the Loan Trustee shall be invested as provided in
Section 9.07).

                  Section 3.07. Payments to Owner Trustee. Any amounts distributed hereunder by the Loan Trustee to the Owner Trustee shall be paid to the Owner Trustee by wire transfer of funds of the type received by the Loan Trustee at such office and to such account or accounts of such entity or entities as shall be designated by notice from the Owner Trustee to the Loan Trustee from time to time.

                                   ARTICLE 4

                           COVENANTS OF OWNER TRUSTEE

                  Section 4.01. Covenants of Owner Trustee. The Owner Trustee hereby covenants and agrees that:

                  (a) it will, subject always to Section 2.11, pay or cause to be paid when due all amounts of principal and interest due under the Equipment Notes (in any case, without duplication of amounts theretofore paid to the Loan Trustee in respect thereof), and if received from the Owner Participant or from the Lessee as Supplemental Rent, Make-Whole Amount, if any, and any other amount due under the Equipment Notes;

                  (b) in the event that any Responsible Officer of the Owner Trustee shall have actual knowledge of an Indenture Event of Default or Indenture Default or an Event of Loss, the Owner Trustee will give prompt written notice thereof to the Loan Trustee, the Owner Participant, each Noteholder and the Lessee;

                  (c) it will not, except as contemplated by the Operative Documents or with the consent of the Loan Trustee, contract for, create, incur, assume or suffer to exist any Debt, and will not guarantee (directly or indirectly or by an instrument having the effect of assuming another's payment or performance on any obligation or capability of so doing or otherwise), endorse or otherwise be or become contingently liable, directly or indirectly, in connection with the Debt of any other Person; and

                  (d) it will not, in its capacity as Owner Trustee, engage in any business or other activity, except as contemplated hereby or by the other Operative Documents.

                                   ARTICLE 5

                DISPOSITION, SUBSTITUTION AND RELEASE OF PROPERTY
                     INCLUDED IN THE INDENTURE ESTATE DURING
                              CONTINUATION OF LEASE

                  Section 5.01. Disposition, Substitution and Release of Property Included in the Indenture Estate During Continuation of Lease. So long as the Lease is in effect:

                  (a) Parts. Any Parts and alterations, improvements and modifications in and additions to the Aircraft shall, to the extent required or specified by the Lease, become subject to the Lien of this Indenture and be leased to the Lessee under the Lease; provided that, to the extent permitted by and as provided in the Lease, the Lessee shall have the right, at any time and from time to time, without any release from or consent by the Owner Trustee or the Loan Trustee, to remove, replace and pool Parts and to make alterations, improvements and modifications in, and additions to, the Aircraft. The Loan

         Trustee agrees that, to the extent permitted by and as provided in the Lease, title to any such removed or replaced Part shall vest in the Lessee.

                  (b) Substitution Under the Lease upon an Event of Loss Occurring to Engines or upon Voluntary Termination of Lease with Respect to Engines. Upon (i) the occurrence of an Event of Loss occurring to an Engine, or (ii) a voluntary termination of the Lease with respect to an Engine, the Lessee shall substitute an engine and upon satisfaction of all conditions to such substitution specified in
         Section 10 of the Lease, the Loan Trustee shall release all of its right, interest and Lien in and to such Engine in accordance with the provisions of the following two sentences and the Lease. The Loan Trustee shall execute and deliver to the Owner Trustee an instrument releasing its Lien in and to such Engine and shall execute for recording in public offices, at the expense of the Lessee, such instruments in writing as the Owner Trustee or the Lessee shall reasonably request and as shall be reasonably acceptable to the Loan Trustee in order to make clear upon public records that such Lien has been released under the laws of the applicable jurisdiction. The Owner Trustee hereby waives and releases any and all rights existing or that may be acquired to any penalties, forfeit or damages from or against the Loan Trustee for failure to execute and deliver any document in connection with the release of a Lien or to file any certificate in compliance with any law or statute requiring the filing of the same in connection with the release of a Lien, except for failure by the Loan Trustee to execute and deliver any document or to file any certificate as may be specifically requested in writing by the Owner Trustee or the Lessee.

                                   ARTICLE 6

                                   [RESERVED]

                                   ARTICLE 7

                                   [RESERVED]

                                   ARTICLE 8

                              DEFAULTS AND REMEDIES

                  Section 8.01. Indenture Events of Default. "Indenture Event of Default" shall mean any of the following events (whatever the reason for such Indenture Event of Default and whether such event shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) and each such Indenture Event of Default shall be deemed to exist so long as, but only so long as, it shall not be remedied:

                  (a) any amount of interest on, principal of, Make-Whole Amount, if any, or other amount due and payable under any Equipment Note or hereunder shall not be paid when due and payable (other than as a result of a Lease Default or Lease Event of Default), and such default in payment shall continue unremedied for more than 15 days after such amount shall have become due and payable, in the case of any payment of interest, principal or Make-Whole Amount, if any, thereon and, in the case of any other amount, for more than 20 days after the Owner Trustee or the Owner Participant receives written demand from the Loan Trustee or any Noteholder; or

                  (b) [reserved]

                  (c) if at any time when the Aircraft is registered under the laws of the United States, the Owner Participant shall not be a Citizen of the United States, and as the result thereof the registration of the Aircraft under the Federal Aviation Act, and regulations then applicable thereunder, shall cease to be effective; provided that no Indenture Event of Default shall be deemed to have occurred under this subsection (c) unless such circumstances continue unremedied for more than 60 days after the Owner Participant has actual knowledge of the state of facts that resulted in such ineffectiveness and of such loss of citizenship; or

                  (d) other than as provided in (c) above and (i) below, any failure by the Owner Trustee or the Owner Participant, to observe or perform any other covenant or obligation of the Owner Trustee or the Owner Participant, as the case may be, for the benefit of the Loan Trustee or the Noteholders contained in this Indenture, Section 4.3(a) of the Trust Agreement, the Participation Agreement or the Equipment Notes which is not remedied within a period of 60 days after notice thereof has been given to the Owner Trustee and the Owner Participant; or

                  (e) any representation or warranty made by the Owner Participant, the Owner Trustee or the Owner Participant Guarantor herein, in the Participation Agreement, in the Owner Participant Guaranty or in any certificate furnished by any of them to the Loan Trustee or any Noteholder in connection with the transactions contemplated by the Operative Documents shall prove at any time to have been false or incorrect when made in any material respect and continues to be material and adverse to the rights and interests of the Loan Trustee or the Noteholders; and if such misrepresentation is capable of being corrected and if such correction is being sought diligently, such misrepresentation and its consequences shall not have been corrected within 60 days (or, without affecting Section 8.01(c) hereof, in the case of the representations made in Sections 11(e)(xi) and 11(f)(v)of the Participation Agreement as to the citizenship of the Owner Trustee in its individual capacity and of the Owner Participant, respectively, as soon as is reasonably practicable but in any event within 60 days) after notice thereof has been given to the Owner Participant and the Owner Trustee by the Loan Trustee or any Noteholder; or

                  (f) any Lease Event of Default; or

                  (g) either the Trust Estate or the Owner Trustee with respect thereto (and not in its individual capacity), the Owner Participant or the Owner Participant Guarantor, as the case may be, shall (i) file, or consent by answer or otherwise to the filing against it of a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, (ii) make an assignment for the benefit of its creditors, or (iii) consent to the appointment of a custodian, receiver, trustee or other officer with similar powers of itself or any substantial part of its property; or

                  (h) a court or governmental authority of competent jurisdiction shall enter an order appointing, without consent by the Trust Estate or the Owner Trustee with respect thereto (and not in its individual capacity), the Owner Participant, or the Owner Participant Guarantor, as the case may be, a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of the Trust Estate or the Owner Trustee with respect thereto (and not in its individual capacity), the Owner Participant, or the Owner Participant Guarantor, as the case may be, and any such order or petition is not dismissed or stayed within 90 days after the earlier of the entering of any such order or the approval of any such petition; or

                  (i) any Lessor's Lien required to be discharged by the Owner Participant or the Owner Trustee, in its individual capacity, pursuant to Section 19(b) of the Participation Agreement (in the case of the Owner Participant) or Section 12(h) of the Participation Agreement (in the case of the Owner Trustee) shall remain undischarged for a period of 30 days after the Owner Participant and the Owner Trustee shall have received written notice from the Loan Trustee or any Noteholder of such Lien, or

                  (j) any Owner Participant Guaranty ceases to be a valid and enforceable obligation of the Owner Participant Guarantor.

                  Section 8.02. Acceleration; Rescission and Annulment. If an Indenture Event of Default referred to in clause (g) or (h) of Section 8.01 hereof shall have occurred or a Lease Event of Default under Section 14(f), (g),
(h) or (i) of the Lease shall have occurred, then and in every such case the unpaid principal of all Equipment Notes then outstanding, together with interest accrued but unpaid thereon owing to the Noteholders and all other amounts due thereunder and hereunder, shall immediately and without further act become due and payable, without presentment, demand, protest or notice, all of which are hereby waived.

                  If any other Indenture Event of Default occurs and is continuing, the Loan Trustee, may, and upon the written instructions of a Majority in Interest of Noteholders, the Loan Trustee shall, by notice to the Lessee, the Owner Participant and the Owner Trustee, declare the principal of all the Equipment Notes to be due and payable, subject to Section 8.03. Upon such declaration, the principal of all Equipment Notes, together with accrued interest thereon from the date in respect of which interest was last paid hereunder to the date payment of such principal has been made or duly provided for shall be immediately due and payable.

                  At any time after the principal of the Equipment Notes shall have become so due and payable, and before any judgment or decree for the payment of the money so due, or any thereof, shall be entered, a Majority in Interest of Noteholders, by notice to the Loan Trustee, the Owner Trustee and the Owner Participant, may rescind such a declaration and thereby annul its consequences if (i) an amount sufficient to pay all principal of, Make-Whole Amount, if any, and interest on, such Equipment Notes, to the extent each such amount is due or past due, if any, in respect of the outstanding Equipment Notes other than by reason of such acceleration and all sums due and payable to the Loan Trustee has been deposited with the Loan Trustee, (ii) the rescission would not conflict with any judgment or decree and (iii) all existing Indenture Defaults and Indenture Events of Default under this Indenture have been cured or waived except nonpayment of principal of, or interest on the Equipment Notes that has become due solely because of such acceleration. No Make-Whole Amount shall be payable on the Equipment Notes as a result of the acceleration of the Equipment Notes.

                  Section 8.03. Certain Rights. The Loan Trustee shall give the Noteholders, the Owner Trustee and the Owner Participant prompt written notice of any Indenture Event of Default of which the Indenture Trustee has actual knowledge and shall give the Noteholders, the Owner Trustee and the Owner Participant not less than ten (10) Business Days' prior written notice of the date (the "Enforcement Date") on or after which the Loan Trustee may commence and consummate the exercise of any remedy or remedies described in Section 8.02, 8.04, 8.05 or 8.06, or the exercise of any remedy or remedies pursuant to the provisions of Section 15 of the Lease. If an Indenture Event of Default shall have occurred and be continuing, the Owner Trustee shall have the following rights hereunder, any of which may be exercised directly by the Owner Participant.

                  If as a result of any default by the Lessee in the payment of any installment of Basic Rent due under the Lease, the Loan Trustee shall have insufficient funds to make any payment of the principal of and interest on any Equipment Note on the day it becomes due and payable, the Owner Trustee or the Owner Participant through the Owner Trustee, may pay to the Loan Trustee prior to the Enforcement Date, as provided in Section 2.03 hereof, for application in accordance with Section 3.02 hereof a sum equal to the amount of all (but not less than all) of the principal and interest (including interest, if any, on any overdue payment of such principal and interest) as shall then (without regard to any acceleration pursuant to Section 8.02 hereof) be due and payable on the Equipment Notes and, unless the Owner Trustee has cured Indenture Events of Default in respect of payments of Basic Rent on each of the three immediately preceding Basic Rent payment dates or the Owner Trustee has cured an aggregate of six previous Indenture Events of Default in respect of payments of Basic Rent, such payment by the Owner Trustee shall, solely for purposes of this Indenture, be deemed to cure any Indenture Event of Default which would otherwise have arisen on account of the nonpayment by the Lessee of such installment of Basic Rent (but not as to any other Indenture Default or Indenture Event of Default which shall have occurred and be continuing).

                  In the event of any default by the Lessee in any obligation under the Lease other than the payment of Basic Rent, if such default can be remedied by the payment of money (it being understood that defaults requiring action such as the obtaining of insurance and the procuring of maintenance services can be so remedied) and the Owner Trustee shall have been furnished (by the Owner Participant) with all funds necessary for remedying such default, the Owner Trustee may, prior to the Enforcement Date, without the consent or concurrence of any Noteholder, instruct the Owner Trustee to exercise the Owner Trustee's rights under Section 23 of the Lease to perform such obligation on behalf of the Lessee or the Owner Participant may directly exercise the Owner Trustee's rights under Section 23 of the Lease.

                  Solely for the purpose of determining whether there exists an Indenture Event of Default, (a) any payment by the Owner Trustee, pursuant to, and in compliance with, the first sentence of this Section 8.03 shall be deemed to remedy any default by the Lessee in the payment of installments of Basic Rent theretofore due and payable and to remedy any corresponding default by the Owner Trustee in payment of any amount due and payable under the Equipment Notes or hereunder, and (b) any performance by the Owner Trustee or the Owner Participant of any obligation of the Lessee under the Lease pursuant to, and in compliance with, the second sentence of this Section 8.03 shall be deemed to remedy any Lease Event of Default to the same extent that like performance by the Lessee itself would have remedied such Lease Event of Default (but any such payment or performance shall not relieve the Lessee of its duty to pay all Rent and perform all of its obligations pursuant to the Lease). If, on the basis specified in the preceding sentence, such Lease Event of Default shall have been remedied, then any declaration pursuant to Section 15 of the Lease that the Lease is in default, and any declaration pursuant to this Indenture that the Equipment Notes are due and payable or that an Indenture Event of Default exists hereunder, based upon such Lease Event of Default, shall be deemed to be rescinded.

                  Except as hereinafter in this Section 8.03 provided, neither the Owner Trustee nor the Owner Participant shall, as a result of exercising the right to cure any such Indenture Event of Default, obtain any Lien on any of the Indenture Estate or any Rent payable under the Lease for or on account of costs or expenses incurred in connection with the exercise of such right, nor shall any claim of the Owner Trustee or the Owner Participant against Lessee or any other party for the repayment of such costs or expenses impair the prior right and security interest of the Loan Trustee in and to the Indenture Estate. The Owner Participant or the Owner Trustee, as applicable, shall (to the extent of any such payments made by it) be subrogated to the rights of the Noteholders hereunder to receive such payment of Basic Rent or Supplemental Rent from the Loan Trustee (and the payment of interest on account of such Rent being overdue), and shall be entitled, so long as no other Indenture Default or Indenture Event of Default shall have occurred or would result therefrom, to receive such payment upon receipt thereof by the Loan Trustee; provided that (a) if the principal of and interest on the Equipment Notes shall have become due and payable pursuant to Section 8.02 hereof, such subrogation shall, until the principal of, interest on, Make-Whole Amount, if any, and all other amounts due with respect to all Equipment Notes shall have been paid in full, be subordinate to the rights of the Loan Trustee and the Noteholders in respect of such payment of overdue Basic Rent, Supplemental Rent and such interest and (b) the Owner Participant or the Owner Trustee, as applicable, shall not otherwise attempt to recover any such amount paid by it on behalf of the Lessee pursuant to this
Section 8.03 except by demanding of the Lessee payment of such amount or by commencing an action at law and obtaining and enforcing a judgment against the Lessee for the payment of such amount or taking appropriate action in a pending action at law against the Lessee; provided further that at no time while an Indenture Event of Default shall have occurred and be continuing shall any such demand be made or shall any such action be commenced (or continued) and any amounts nevertheless received by the Owner Participant or the Owner Trustee, as applicable, in respect thereof shall be held in trust for the benefit of and promptly paid to, the Loan Trustee for distribution as provided in Section 3.04 hereof.

                  Section 8.04. Remedies. (a) If an Indenture Event of Default shall have occurred and be continuing and so long as the same shall be continuing unremedied, then and in every such case the Loan Trustee may, subject to Section 2.10, Section 8.03 and the second paragraph of this Section 8.04(a), exercise any or all of the rights and powers and pursue any and all of the remedies pursuant to this Article 8 and shall have and may exercise all of the rights and remedies of a secured party under the Uniform Commercial Code and, in the event such Indenture Event of Default is a Lease Event of Default, any and all of the remedies pursuant to
Section 15 of the Lease and may take possession of all or any part of the properties covered or intended to be covered by the Lien and security interest created hereby or pursuant hereto (but, in the case of the Aircraft, only as permitted by Section 15 of the Lease) and may exclude the Owner Participant, the Owner Trustee and (to the extent permitted by Section 15 of the Lease) the Lessee and all Persons claiming under any of them or wholly or partly therefrom; provided that the Loan Trustee shall give the Owner Trustee and the Owner Participant twenty days' prior written notice of its intention to sell the Aircraft, and provided further that, in the event the Loan Trustee shall have validly terminated the Lease, the Loan Trustee shall not sell or lease, or otherwise afford the use of, the Aircraft or any portion thereof to the Lessee or any Affiliate thereof. Unless an Indenture Event of Default not resulting from or relating to a Lease Event of Default has occurred and is continuing, the Owner Participant may bid at the sale and become the purchaser. Without limiting any of the foregoing, but subject to any conditions provided for herein or under applicable law, it is understood and agreed that the Loan Trustee may exercise any right of sale of the Aircraft available to it, even though it shall not have taken possession of the Aircraft and shall not have possession thereof at the time of such sale.

                  Anything in this Indenture to the contrary notwithstanding, if an Indenture Event of Default which arises solely by reason of one or more events or circumstances which constitute a Lease Event of Default shall have occurred and be continuing, if the Loan Trustee shall proceed to foreclose the Lien of this Indenture, it shall concurrently therewith, to the extent the Loan Trustee is then entitled to do so hereunder and under the Lease, and is not then stayed or otherwise prevented from doing so by operation of law, proceed (to the extent it has not already done so) to declare the Lease to be in default and exercise one or more dispossessory remedies referred to in Sections 15 of the Lease; provided that such requirement to exercise one or more of such remedies under the Lease shall not apply in circumstances where the Loan Trustee is, and has been, for a continuous period in excess of 60 days or such other period as may be specified in Section 1110 of the Bankruptcy Code (such 60-day or other period being the "Section 1110 Period"), involuntarily stayed or prohibited by applicable law or court order from exercising such remedies under the Lease (a "Continuous Stay Period"); provided further that the requirement to exercise one or more of such remedies under the Lease shall nonetheless be applicable during a Continuous Stay Period subsequent to the expiration of the Section 1110 Period to the extent that the continuation of such Continuous Stay Period subsequent to the expiration of the Section 1110 Period (i) results from an agreement by the trustee or the debtor-in-possession in such proceeding during the Section 1110 Period with the approval of the relevant court to perform the Lease in accordance with Section 1110(a)(2)(A) of the Bankruptcy Code and continues to perform as required by Section 1110(a)(2)(A-B) of the Bankruptcy Code or (ii) is an extension of the Section 1110 Period with the consent of the Loan Trustee pursuant to Section 1110(b) of the Bankruptcy Code or (iii) is the consequence of the Loan Trustee's own failure to give any requisite notice to any Person. In the event that the applicability of Section 1110 of the Bankruptcy Code to the Aircraft is being contested by Lessee in judicial proceedings, both the Loan Trustee and the Owner Trustee (without affecting in any way any right or remedy of the Loan Trustee hereunder) shall have the right to participate in such proceedings.

                  It is expressly understood and agreed that, subject to the restrictions set forth in the immediately preceding paragraph, the above-described inability of the Loan Trustee to exercise any right or remedy under the Lease shall in no event and under no circumstance (except as provided in the immediately preceding paragraph) prevent the Loan Trustee from exercising all of its rights, powers and remedies under this Indenture, including without limitation this Article 8.

                  (b) The Noteholders shall be entitled, at any sale pursuant to
Section 15 of the Lease or this Section 8.04, to credit against any purchase price bid at such sale by such Noteholders all or any part of the unpaid obligations owing to such Noteholders and secured by the Lien of this Indenture (only to the extent that such purchase would have been paid to such Noteholder pursuant to Article 3 hereof if such purchase price were paid in cash and the foregoing provisions of this subsection (b) were not given effect).

                  (c) In the event of any sale of the Indenture Estate, or any part thereof, pursuant to any judgment or decree of any court or otherwise in connection with the enforcement of any of the terms of this Indenture, the unpaid principal of all Equipment Notes then outstanding, together with accrued interest thereon (without Make-Whole Amount), and other amounts due thereunder, shall immediately become due and payable without presentment, demand, protest or notice, all of which are hereby waived.

                  (d) Notwithstanding anything contained herein, so long as the Pass Through Trustee under any Pass Through Trust Agreement or the Subordination Agent on its behalf is a Noteholder, the Loan Trustee will not be authorized or empowered to acquire title to any Indentured Property or take any action with respect to any Indentured Property so acquired by it if such acquisition or action would cause any Trust to fail to qualify as a grantor trust for federal income tax purposes.

                  Section 8.05. Return of Aircraft, Etc. (a) Unless the Owner Participant shall have purchased the Equipment Notes pursuant to Section 2.10 hereof, if an Indenture Event of Default shall have occurred and be continuing and the Equipment Notes shall have been accelerated, at the request of the Loan Trustee, the Owner Trustee shall promptly execute and deliver or cause to be delivered to the Loan Trustee such instruments of title and other documents as the Loan Trustee may deem necessary or advisable to enable the Loan Trustee or an agent or representative designated by the Loan Trustee, at such time or times and place or places as the Loan Trustee may specify, to obtain possession of all or any part of the Indentured Property to which the Loan Trustee shall at the time be entitled hereunder. If the Owner Trustee shall for any reason fail to execute and deliver or cause to be delivered such instruments and documents after such request by the Loan Trustee, the Loan Trustee may (i) obtain a judgment conferring on the Loan Trustee the right to immediate possession and requiring the Owner Trustee to execute and deliver or cause to be delivered such instruments and documents to the Loan Trustee, to the entry of which judgment the Owner Trustee hereby specifically consents to the fullest extent it may lawfully do so, and (ii) to the extent permitted by law, pursue all or part of such Indentured Property wherever it may be found (but not in violation of the Lease) and may enter any of the premises of the Lessee wherever such Indentured Property may be or is supposed to be and search for such Indentured Property and take possession of and remove such Indentured Property (but not in violation of the Lease). All expenses of obtaining such judgment or of pursuing, searching for and taking such property shall, until paid, be secured by the Lien of this Indenture.

                  (b) Upon every such taking of possession, the Loan Trustee may, from time to time, at the expense of the Indenture Estate, make all such expenditures for maintenance, insurance, repairs, replacements, alterations, additions and improvements to and of the Indentured Property, as it may reasonably deem proper. In each such case, the Loan Trustee shall have the right to maintain, use, operate, store, lease, control or manage the Indentured Property and to carry on the business and to exercise all rights and powers of the Owner Trustee relating to the Indentured Property, as the Loan Trustee shall deem best, including the right to enter into any and all such agreements with respect to the maintenance, insurance, use, operation, storage, leasing, control, management or disposition of the Indentured Property or any part thereof as the Loan Trustee may reasonably determine; and the Loan Trustee shall be entitled to collect and receive directly all tolls, rents (including Rent), revenues, issues, income, products and profits of the Indentured Property and every part thereof, except Excepted Property, without prejudice, however, to the right of the Loan Trustee under any provision of this Indenture to collect and receive all cash held by, or required to be deposited with, the Loan Trustee hereunder. Such tolls, rents (including Rent), revenues, issues, income, products and profits shall be applied to pay the expenses of maintenance, use, operation, storage, leasing, insurance control, management, modification, alteration or disposition of the Indentured Property and of conducting the business thereof, and of all maintenance, repairs, replacements, alterations, additions and improvements, and to make all payments which the Loan Trustee may be required or may elect to make, if any, for taxes, assessments, insurance or other proper charges upon the Indentured Property or any part thereof, and all other payments which the Loan Trustee may be required or authorized to make under any provision of this Indenture, as well as just and reasonable compensation for the services of the Loan Trustee, and of all Persons properly engaged and employed by the Loan Trustee. Nothing in Section 8.04 or in this
Section 8.05 shall impair the rights of quiet enjoyment provided in Section 4(b) of the Lease.

                  Section 8.06. Remedies Cumulative. To the extent permitted under applicable law, each and every right, power and remedy given to the Loan Trustee specifically or otherwise in this Indenture shall be cumulative and shall be in addition to every other right, power and remedy herein specifically given or now or hereafter existing at law, in equity or by statute, and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time and as often and in such order as may be deemed expedient by the Loan Trustee, and the exercise or the beginning of the exercise of any power or remedy shall not be construed to be a waiver of the right to exercise at the same time or thereafter any other right, power or remedy. No delay or omission by the Loan Trustee in the exercise of any right, remedy or power or in the pursuance of any remedy shall impair any such right, power or remedy or be construed to be a waiver of any default on the part of the Owner Trustee or the Lessee or to be an acquiescence therein.

                  Section 8.07. Discontinuance of Proceedings. In case the Loan Trustee shall have instituted any proceeding to enforce any right, power or remedy under this Indenture by foreclosure, entry or otherwise, and such proceedings shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Loan Trustee, then and in every such case the Owner Trustee, the Loan Trustee and the Lessee shall, subject to any determination in such proceedings, be restored to their former positions and rights hereunder with respect to the Indentured Property, and all rights, remedies and powers of the Loan Trustee shall continue as if no such proceedings had been instituted.

                  Section 8.08. Waiver of Past Defaults. Upon written instructions from a Majority in Interest of Noteholders, the Loan Trustee shall waive any existing default hereunder and its consequences and upon any such waiver such default shall cease to exist and any Indenture Event of Default (as well as any Lease Event of Default giving rise to such Indenture Event of Default) arising therefrom shall be deemed to have been cured for every purpose of this Indenture, but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon; provided, however, that in the absence of written instructions from the Noteholder affected thereby, the Loan Trustee shall not waive any default (i) in the payment of the principal of, Make-Whole Amount, if any, or interest due under, any Equipment Note then outstanding, or (ii) in respect of a covenant or provision hereof which, under
Article 12 hereof, cannot be modified or amended without the consent of each affected Noteholder.

                  Section 8.09. Loan Trustee Authorized to Execute Bills of Sale, Etc. Subject to the provisions of this Indenture, the Owner Trustee irrevocably appoints the Loan Trustee the true and lawful attorney-in-fact of the Owner Trustee (which appointment is coupled with an interest) in its name and stead and on its behalf, for the purpose of effectuating any sale, assignment, transfer or delivery for the enforcement of the Lien of this Indenture, whether pursuant to foreclosure or power of sale, assignments and other instruments as may be necessary or appropriate, with full power of substitution, the Owner Trustee hereby ratifying and confirming all that such attorney or any substitute shall do by virtue hereof in accordance with applicable law. Nevertheless, if so requested by the Loan Trustee or any purchaser, the Owner Trustee shall ratify and confirm any such sale, assignment, transfer or delivery, by executing and delivering to the Loan Trustee or such purchaser all bills of sale, assignments, releases and other proper instruments to effect such ratification and confirmation as may be designated in any such request.

                  Section 8.10. Rights of Noteholders to Receive Payment. Notwithstanding any other provision of this Indenture, the right of any Noteholder to receive payment of principal of, and Make-Whole Amount, if any, and interest on an Equipment Note on or after the respective due dates expressed in such Equipment Note, to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Noteholder.

                                   ARTICLE 9

                           DUTIES OF THE LOAN TRUSTEE

                  Section 9.01. Notice of Indenture Event of Default. In the event the Loan Trustee shall have knowledge of an Indenture Event of Default, or shall have knowledge of an Indenture Default arising from a failure to pay Rent, the Loan Trustee shall give prompt written notice thereof to the Owner Trustee, the Owner Participant, the Lessee and each Noteholder. Subject to the terms of Sections 8.03, 8.04, 8.08, 9.02 and 9.03 hereof, the Loan Trustee shall take such action, or refrain from taking such action, with respect to such Indenture Event of Default or

Indenture Default (including with respect to the exercise of any rights or remedies hereunder) as the Loan Trustee shall be instructed in writing by the Majority in Interest of Noteholders. Subject to the provisions of Section 9.03 hereof, if the Loan Trustee shall not have received instructions as above provided within 20 days after giving notice of such Indenture Default or Indenture Event of Default to the Noteholders, the Loan Trustee may, subject to instructions thereafter received pursuant to the preceding provisions of this
Section 9.01, take such action, or refrain from taking such action, but shall be under no duty to take or refrain from taking any action, with respect to such Indenture Default or Indenture Event of Default as it shall determine advisable in the best interests of the Noteholders and shall use the same degree of care and skill in connection therewith as a prudent person would use under the circumstances in the conduct of his or her own affairs; provided that the Loan Trustee may not sell the Aircraft or any Engine without the consent of the Majority in Interest of Noteholders. In the event the Loan Trustee shall at any time declare the Lease to be in default pursuant to Section 15 thereof or shall elect, subject to Section 8.03, to foreclose or otherwise enforce this Indenture, the Loan Trustee shall forthwith notify the Owner Participant, the Noteholders, the Owner Trustee and the Lessee. For all purposes of this Indenture, in the absence of actual knowledge on the part of the Loan Trustee, the Loan Trustee shall not be deemed to have knowledge of an Indenture Event of Default or an Indenture Default (except, in the case of the Loan Trustee, the failure of the Lessee to pay any installment of Basic Rent, if any portion of such installment was then required to be paid to the Loan Trustee, which failure shall constitute knowledge of an Indenture Default one Business Day after such Basic Rent was due) or the curing of an Indenture Event of Default unless notified in writing by the Lessee, the Owner Trustee, the Owner Participant or one or more Noteholders.

                  Section 9.02. Action upon Instructions. (a) Subject to the terms of Sections 2.10, 8.03, 8.04(a), 8.08, 9.01 and 9.03, upon the written instructions at any time and from time to time of a Majority in Interest of Noteholders, the Loan Trustee shall take such of the following actions as may be specified in such instructions: (i) give such notice, consent, waiver or approval or exercise such right, remedy or power or take such other action hereunder or in respect of any part or all of the Indenture Estate as shall be specified in such instructions and as shall be consistent with the Operative Documents; (ii) take such action with respect to, or to preserve or protect, the Indenture Estate (including the discharge of Liens) as shall be specified in such instructions and as are consistent with this Indenture; and (iii) take such other action in respect of the subject matter of this Indenture as is consistent with the terms hereof and the Indenture Documents. The Loan Trustee will execute and file or cause to be filed such continuation statements with respect to financing statements relating to the security interest created hereunder in the Indenture Estate as may be specified from time to time in written instructions of a Majority in Interest of Noteholders (which instructions may, by their terms, be operative only at a future date and which shall be accompanied by the execution form of such continuation statement so to be filed).

                  (b) If any Lease Event of Default shall have occurred and be continuing and the Owner Participant shall have failed to cure or shall have fully utilized its rights to cure such Lease Event of Default under and in accordance with the provisions of Section 8.03 hereof, on request of a Majority in Interest of Noteholders and subject to the terms and conditions of this Indenture (including Section 9.01 hereof), the Loan Trustee shall exercise such remedies under Section 15 of the Lease as shall be specified in such request.

                  Section 9.03. Indemnification. The Loan Trustee shall not be required to take any action or refrain from taking any action under Section 9.01 (other than the first sentence thereof) or 9.02 or Article 8 hereof unless the Loan Trustee shall have been indemnified against any liability, cost or expense (including counsel fees) which may be incurred in connection therewith. The Loan Trustee shall not be under any obligation to take any action under this Indenture and nothing contained in this Indenture shall require the Loan Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. The Loan Trustee shall not be required to take any action under Section 9.01 (other than the first sentence thereof) or 9.02 or
Article 8 hereof, nor shall any other provision of this Indenture be deemed to impose a duty on the Loan Trustee to take any action, if the Loan Trustee shall have been advised by counsel that such action is contrary to the terms hereof or of the Lease or is otherwise contrary to law.

                  Section 9.04. No Duties Except as Specified in Indenture or Instructions. The Loan Trustee shall not have any duty or obligation to use, operate, store, lease, control, manage, sell, dispose of or otherwise deal with the Aircraft or any other part of the Indenture Estate, or to otherwise take or refrain from taking any action under, or in connection with, this Indenture or any part of the Indenture Estate, except as expressly provided by the terms of this Indenture or as expressly provided in written instructions from Noteholders as provided in this Indenture; and no implied duties or obligations shall be read into this Indenture against the Loan Trustee.

                  Section 9.05. No Action Except Under Lease, Indenture or Instructions. The Owner Trustee and the Loan Trustee agree that they will not use, operate, store, lease, control, manage, sell, dispose of or otherwise deal with the Aircraft or any other part of the Indenture Estate except (i) as required or permitted by the terms of the Lease or the Participation Agreement and (ii) in accordance with the powers granted to, or the authority conferred upon, the Owner Trustee and the Loan Trustee pursuant to this Indenture and in accordance with the express terms hereof.

                  Section 9.06. Notices, Etc. The Loan Trustee shall deliver to each Noteholder, promptly upon receipt thereof, duplicates or copies of all reports, notices, requests, demands, certificates, financial statements, opinions and other instruments received by it (i) in connection with the Indentured Property or (ii) under or pursuant to any Operative Document, to the extent that the same shall not have been required to be furnished pursuant thereto or hereto to such Noteholders.

                  Section 9.07. Investment of Funds Held by Loan Trustee. (a) Subject to subsection (b) below, any monies (including for the purpose of this subsection any cash deposited with the Loan Trustee or Permitted Investments purchased by the use of such cash pursuant to this subsection 9.07(a) or any cash constituting the proceeds of the maturity, sale or other disposition of any Permitted Investment) held by the Loan Trustee hereunder as part of the Indenture Estate, until paid out by the Loan Trustee as herein provided, at any time and from time to time, at the request of the Owner Trustee, shall be invested and reinvested in Permitted Investments as specified in such request (if such investments are reasonably available for purchase) and sold, in any case at such prices, including accrued interest or its equivalent, as are set forth in such request, and such Permitted Investments shall be held by the Trustee in trust as part of the Indenture Estate until so sold. Unless otherwise expressly provided in this Indenture, any profit, income, interest, dividend or gain realized upon maturity, sale or other disposition of any such Permitted Investment, net of the Loan Trustee's reasonable fees and expenses in making such Permitted Investment, shall be held and applied by the Loan Trustee in the same manner as the principal amount of such Permitted Investment is to be applied and any loss realized upon maturity, sale or other disposition of any such Permitted Investment shall be charged against the principal amount invested.

                  (b) Notwithstanding anything to the contrary contained in paragraph (a) above, any amounts held by the Loan Trustee hereunder as a part of the Indenture Estate, until paid out by the Loan Trustee as herein provided, which are either (i) amounts held pursuant to Section 25 of the Lease or (ii) amounts held in connection with termination of the Lease pursuant to Section 9(a) of the Lease, at any time and from time to time, so long as no Lease Event of Default shall have occurred and be continuing, at the request (given directly by the Lessee to the Loan Trustee) of the Lessee acting as the agent of the Owner Trustee, shall be invested and reinvested in Permitted Investments as specified in such request (if such investments are reasonably available for purchase) and sold, in any case at such prices, including accrued interest, or its equivalent, as are set forth in such request, and such Permitted Investments shall be held by the Loan Trustee in trust as a part of the Indenture Estate until so sold; provided that the Lessee, on behalf of the Owner Trustee, as agent of the Owner Trustee, shall upon demand pay to the Loan Trustee the amount of any loss realized upon maturity, sale or other disposition of any such Permitted Investment and, so long as no Lease Event of Default shall have occurred and be continuing, be entitled to receive from the Loan Trustee, and the Loan Trustee shall promptly pay to the Lessee, on behalf of the Owner Trustee, any profit, income, interest, dividend or gain realized upon maturity, sale or other disposition of any such Permitted Investment. If any Lease Event of Default shall have occurred and be continuing, any net income, profit, interest, dividend or gain realized upon maturity, sale or other disposition of any Permitted Investment made pursuant to this paragraph (b) shall be held as part of the Indenture Estate and shall be applied by the Loan Trustee at the same time, on the same conditions and in the same manner as the amounts in respect of which such income, profit, interest, dividend or gain was realized are required to be distributed in accordance with the provisions hereof or of the Lease pursuant to which such amounts were required to be held.

                  (c) The Loan Trustee shall not be responsible for any losses on any investments or sales of Permitted Investments made pursuant to the procedure specified in this Section.

                  Section 9.08. Replacement of Loan Trustee. (a) The resignation or removal of the Loan Trustee and the appointment of a successor Loan Trustee shall become effective only upon the successor Loan Trustee's acceptance of appointment as provided in this Section.

                  (b) The Loan Trustee may resign by giving at least 30 days' prior written notice to the Lessee and the Owner Trustee. The Majority in Interest of Noteholders may remove the Loan Trustee by giving at least 30 days' prior written notice to the Loan Trustee, the Owner Trustee, the Owner Participant and the Lessee and may appoint a successor Loan Trustee for such Equipment Notes with, so long as no Indenture Event of Default shall have occurred and be continuing, the Owner Trustee's and the Lessee's consent. The Owner Trustee (acting pursuant to instructions from the Lessee) may remove the Loan Trustee if:

                  (1) the Loan Trustee fails to comply with Section 9.10 hereof;

                  (2) the Loan Trustee is adjudged a bankrupt or an insolvent;

                  (3) a receiver or public officer takes charge of its property; or

                  (4) the Loan Trustee becomes incapable of acting.

                  (c) If the Loan Trustee resigns or is removed, or if a vacancy exists in the office of Loan Trustee for any reason and a new Loan Trustee has not been appointed pursuant to Section 9.08(b), the Owner Trustee shall promptly appoint a successor Loan Trustee.

                  (d) If a successor Loan Trustee does not take office within 30 days after the retiring Loan Trustee resigns or is removed, the retiring Loan Trustee, the Lessee, the Owner Trustee or a Majority in Interest of Noteholders may petition any court of competent jurisdiction for the appointment of a successor Loan Trustee.

                  (e) If the Loan Trustee fails to comply with Section 9.10, any Noteholder may petition any court of competent jurisdiction for the removal of such Loan Trustee and the appointment of a successor Loan Trustee.

                  (f) A successor Loan Trustee shall deliver a written acceptance of its appointment to the retiring Loan Trustee, to the Lessee and to the Owner Trustee. Thereupon, the resignation or removal of the retiring Loan Trustee shall become effective, and the successor Loan Trustee shall have all the rights, powers and duties of the retiring Loan Trustee for which the successor Loan Trustee is to be acting as Loan Trustee under this Indenture. The retiring Loan Trustee shall promptly transfer all property and all books and records relating to the administration of the Indenture Estate held by it as Loan Trustee to the successor Loan Trustee subject to the Lien provided for in
Section 10.07. The Owner Trustee shall give notice of each appointment of a successor Loan Trustee if there are Equipment Notes outstanding, by mailing written notice of such event by first-class mail to the Noteholders.

                  Section 9.09. Successor Loan Trustee by Merger, Etc. If the Loan Trustee consolidates with, merges or converts into, or transfers all or substantially all of its corporate trust business assets to, another corporation, the successor corporation, without any further act, shall be the successor Loan Trustee.

                  Section 9.10. Eligibility; Disqualification. This Indenture shall at all times have a Loan Trustee which shall be a Citizen of the United States and shall be a bank or trust company and have a combined capital and surplus of at least $75,000,000 (or a combined capital and surplus in excess of $5,000,000 and the obligations of which, whether now in existence or hereafter incurred, are fully and unconditionally guaranteed by a corporation organized and doing business under the laws of the United States, any State or Territory thereof or of the District of Columbia and having a combined capital and surplus of at least $75,000,000) or a corporation with a net worth of at least $75,000,000, if there be such an institution willing, able and legally qualified to perform the duties of the Loan Trustee hereunder and upon reasonable or customary terms. If such corporation publishes reports of conditions at least annually, pursuant to law or to the requirements of Federal, State, Territorial or District of Columbia supervising or examining authority, then for the purposes of this Section 9.10, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of conditions so published.

                  In case at any time the Loan Trustee shall cease to be eligible in accordance with the provisions of this Section 9.10, the Loan Trustee shall resign immediately in the manner and with the effect specified in
Section 9.08.

                  Section 9.11. Trustee's Liens. The Loan Trustee in its individual capacity agrees that it will at its own cost and expense promptly take such action as may be necessary to duly discharge and satisfy in full all Liens ("Trustee's Liens") on the Indenture Estate which are either (i) attributable to the Loan Trustee in its individual capacity and which are unrelated to the transactions contemplated by the Operative Documents, or (ii) attributable to the Loan Trustee as trustee hereunder or in its individual capacity and which arise out of acts or omissions by it which are contrary to the terms of this Indenture.

                  Section 9.12. Withholding Taxes; Information Reporting. The Loan Trustee shall exclude and withhold at the appropriate rate from each distribution of principal, Make-Whole Amount, if any, and interest and other amounts due hereunder or under the Equipment Notes any and all withholding taxes applicable thereto as required by law. The Loan Trustee agrees (i) to act as such withholding agent and, in connection therewith, whenever any present or future taxes or similar charges are required to be withheld with respect to any amounts payable in respect of the Equipment Notes, to withhold such amounts and timely pay the same to the appropriate authority in the name of and on behalf of the Noteholders, (ii) that it will file any necessary withholding tax returns or statements when due and (iii) that, as promptly as possible after the payment of such amounts, it will deliver to each Noteholder appropriate documentation showing the payment of such amounts, together with such additional documentary evidence as such Noteholders may reasonably request from time to time. The Loan Trustee agrees to file any other information reports as it may be required to file under United States law.

                                   ARTICLE 10

                     THE OWNER TRUSTEE AND THE LOAN TRUSTEE

                  Section 10.01. Acceptance of Trusts and Duties. The Loan Trustee accepts the duties hereby created and applicable to it and agrees to perform the same but only upon the terms of this Indenture and agrees to receive and disburse all moneys constituting part of the Indenture Estate in accordance with the terms hereof. The Loan Trustee shall not be answerable or accountable under any circumstances in its individual capacity, except for its own willful misconduct or negligence and its failure to use ordinary care in receiving, handling or disbursing funds, except as provided in the third sentence of
Section 2.03 or Section 9.11 hereof or, except for liabilities that may result from the inaccuracy of any representation or warranty of, or breach of any covenant by, the Loan Trustee in Section 11 or Section 12 of the Participation Agreement or any other document. The Owner Trustee shall not be deemed a trustee for the Noteholders for any purpose.

                  Section 10.02. Absence of Duties. In the case of the Loan Trustee, except in accordance with written instructions furnished pursuant to
Section 9.01, 9.02 or 13.01 hereof, and except as provided in, and without limiting the generality of, Sections 9.02, 9.03 and 9.04 hereof and, in the case of the Owner Trustee, except as provided in Section 4.01 or 13.01 hereof, the Owner Trustee and the Loan Trustee shall have no duty (i) to see to any registration of the Aircraft or any recording or filing of the Lease or of this Indenture or any other document, or to see to the maintenance of any such registration, recording or filing, (ii) to see to any insurance on the Aircraft, whether or not the Lessee shall be in default with respect thereto, (iii) to see to the payment or discharge of any Lien of any kind against any part of the Trust Estate or the Indenture Estate, (iv) to confirm, verify or inquire into the failure to receive any financial statements of the Lessee or (v) to inspect the Aircraft at any time or ascertain or inquire as to the performance or observance of any of the Lessee's covenants under the Lease with respect to the Aircraft.

                  Section 10.03. No Representations or Warranties as to Aircraft or Documents. NONE OF THE LOAN TRUSTEE, THE OWNER TRUSTEE (IN ITS INDIVIDUAL CAPACITY OR AS OWNER TRUSTEE) OR THE OWNER PARTICIPANT MAKES OR SHALL BE DEEMED TO HAVE MADE, AND EACH HEREBY EXPRESSLY DISCLAIMS, ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AS TO THE TITLE, AIRWORTHINESS, VALUE, WORKMANSHIP, COMPLIANCE WITH SPECIFICATIONS, CONDITION, DESIGN, QUALITY, DURABILITY, OPERATION, MERCHANTABILITY OR FITNESS FOR USE FOR A PARTICULAR PURPOSE OF THE AIRCRAFT OR ANY ENGINE OR ANY PART THEREOF, AS TO THE ABSENCE OF LATENT OR OTHER DEFECTS, WHETHER OR NOT DISCOVERABLE, AS TO THE ABSENCE OF ANY INFRINGEMENT OF ANY PATENT, TRADEMARK OR COPYRIGHT, AS TO THE ABSENCE OF OBLIGATIONS BASED ON STRICT LIABILITY IN TORT, OR ANY OTHER REPRESENTATION OR WARRANTY WITH RESPECT TO THE AIRCRAFT OR ANY ENGINE OR ANY PART THEREOF WHATSOEVER, except that the Owner Trustee in its individual capacity warrants that (i) at the Commencement Time for the Aircraft the Owner Trustee shall have received or continued to hold whatever interest and title in the Aircraft and the other property included in the Trust Estate was conveyed to it at or prior to such Commencement Time subject to the rights of the parties to the Indenture Documents and (ii) the Aircraft shall be free and clear of Lessor's Liens attributable to the Owner Trustee in its individual capacity. Neither the Owner Trustee nor the Loan Trustee makes or shall be deemed to have made any representation or warranty as to the validity, legality or enforceability of this Indenture, the Trust Agreement, the Equipment Notes or any Indenture Documents or as to the correctness of any statement contained in any thereof, except for the representations and warranties of the Owner Trustee and the Loan Trustee made in their respective individual capacities under this Indenture or in the Participation Agreement.

                  Section 10.04. No Segregation of Moneys; No Interest. Any moneys paid to or retained by the Loan Trustee pursuant to any provision hereof and not then required to be distributed to any Noteholder, the Lessee or the Owner Trustee as provided in Article 3 hereof need not be segregated in any manner except to the extent provided herein or as otherwise required by law, and may, except as aforesaid, be deposited under such general conditions as may be prescribed by law, and the Loan Trustee shall not (except as otherwise provided in Section 9.07 hereof) be liable for any interest thereon; provided that any payments received or applied hereunder by the Loan Trustee shall be accounted for by the Loan Trustee so that any portion thereof paid or applied pursuant hereto shall be identifiable as to the source thereof.

                  Section 10.05. Reliance; Agents; Advice of Counsel. Neither the Owner Trustee nor the Loan Trustee shall incur any liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document or paper believed by it to be genuine and believed by it to be signed by the proper party or parties. The Owner Trustee and the Loan Trustee may accept a copy of a resolution of the Board of Directors or any applicable committee thereof of any party to the Participation Agreement, certified by the Secretary or an Assistant Secretary thereof as duly adopted and in full force and effect, as conclusive evidence that such resolution has been duly adopted and that the same is in full force and effect. As to the aggregate unpaid principal amount of Equipment Notes outstanding as of any date, the Owner Trustee may for all purposes hereof rely on a certificate signed by any Vice President or other authorized corporate trust officer of the Loan Trustee. As to any fact or matter relating to the Lessee, the manner of ascertainment of which is not specifically described herein, the Owner Trustee and the Loan Trustee may for all purposes hereof rely on a certificate, signed by a Responsible Officer of the Lessee, as to such fact or matter, and such certificate shall constitute full protection to the Owner Trustee and the Loan Trustee for any action taken or omitted to be taken by them in good faith in reliance thereon. The Loan Trustee shall assume, and shall be fully protected in assuming, that the Owner Trustee is authorized by the Trust Agreement to enter into this Indenture and to take all action to be taken by it pursuant to the provisions hereof, and shall not inquire into the authorization of the Owner Trustee with respect thereto. In the administration of the trusts hereunder, the Loan Trustee may execute any of the trusts or powers hereof and perform its powers and duties hereunder directly or through agents (provided that, so long as no Lease Event of Default shall have occurred and be continuing, any agent of the Loan Trustee shall have been consented to by the Lessee) and may, at the expense of the Indenture Estate, consult with counsel, accountants and other skilled persons to be selected and retained by it, and the Loan Trustee shall not be liable for anything done, suffered or omitted in good faith by them in accordance with the written advice or written opinion of any such counsel, accountants or other skilled persons.

                  Section 10.06. Capacity in Which Acting. The Loan Trustee acts hereunder solely as trustee as herein provided, and the Owner Trustee acts hereunder solely as trustee as in the Trust Agreement provided, and, in each case, not in its individual capacity, except as otherwise expressly provided herein.

                  Section 10.07. Compensation. The Loan Trustee shall be entitled to reasonable compensation, including expenses and disbursements, for all services rendered hereunder, which compensation shall be payable pursuant to
Section 12(a) of the Participation Agreement and shall have a first priority claim on the Indenture Estate for the payment of such compensation, to the extent that such compensation shall not have been paid by the Lessee, and shall have the right to use or apply any moneys held by it hereunder in the Indenture Estate toward such payments. The Loan Trustee agrees that it shall have no right against any Noteholder or, other than as provided in Section 12(a) of the Participation Agreement, the Owner Participant, for any fee as compensation for its services as trustee under this Indenture.

                  Section 10.08. May Become Noteholder. Each of the institutions acting as Owner Trustee and Loan Trustee hereunder may become a Noteholder and have all rights and benefits of a Noteholder to the same extent as if it were not the institution acting as Owner Trustee or Loan Trustee, as the case may be.

                  Section 10.09. Further Assurances; Financing Statements. At any time and from time to time, upon the request of the Loan Trustee or the Lessee or the Owner Participant, the Owner Trustee shall promptly and duly execute and deliver any and all such further instruments and documents including, without limitation, chattel paper originals of subsequent leases, as may be specified in such request and as are necessary or desirable to perfect, preserve or protect the mortgage, security interests and assignments created or intended to be created hereby, or to obtain for the Loan Trustee the full benefit of the specific rights and powers herein granted, including, without limitation, the execution and delivery of Uniform Commercial Code financing statements and continuation statements with respect thereto, or similar instruments relating to the perfection of the mortgage, security interests or assignments created or intended to be created hereby.

                                   ARTICLE 11

                INDEMNIFICATION OF LOAN TRUSTEE BY OWNER TRUSTEE

                  Section 11.01. Scope of Indemnification. The Owner Trustee, not individually but solely in its capacity as Owner Trustee under the Trust Agreement, hereby agrees, whether or not any of the transactions contemplated hereby shall be consummated, to assume liability for, and does hereby indemnify, protect, save and keep harmless the Loan Trustee, in its individual capacity, and its successors, assigns, agents and servants, from and against any and all liabilities, obligations, losses, damages, penalties, taxes (excluding any Taxes payable by the Loan Trustee on or measured by any compensation received by the Loan Trustee for its services under this Indenture), claims, actions, suits or reasonable costs, expenses or disbursements (including reasonable legal fees and expenses) of any kind and nature whatsoever which may be imposed on, incurred by or asserted against the Loan Trustee in its individual capacity (whether or not also agreed to be indemnified against by any other person under any other document) in any way relating to or arising out of this Indenture, the Trust Agreement, the Indenture Documents or the enforcement of any of the terms of any thereof, or in any way relating to or arising out of the manufacture, purchase, acceptance, non-acceptance, rejection, delivery, lease, possession, use, operation, condition, sale, return or other disposition of the Aircraft (including, without limitation, latent and other defects, whether or not discoverable, and any claim for patent, trademark or copyright infringement), or in any way relating to or arising out of the administration of the Indenture Estate or the action or inaction of the Loan Trustee hereunder, except only (i) in the case of willful misconduct or gross negligence of the Loan Trustee in the performance of its duties hereunder or (ii) as may result from the inaccuracy of any representation or warranty of the Loan Trustee in Section 11 of the Participation Agreement or (iii) as otherwise provided in Section 2.03 and
Section 9.11 hereof or (iv) as otherwise excluded by the terms of Section 10(b) or Section 10(c) of the Participation Agreement from the Lessee's general indemnity and general tax indemnity under said Sections. The Loan Trustee in its individual capacity shall be entitled to indemnification from the Indenture Estate for any liability, obligation, loss, damage, penalty, claim, action, suit, cost, expense or disbursement indemnified against pursuant to this
Section 11.01 to the extent not reimbursed by the Lessee or others, but without releasing any of them from their respective agreements of reimbursement; and to secure the same, the Loan Trustee shall have a prior lien on the Indenture Estate; provided that, so long as the Lease is in effect, the Loan Trustee shall not make any claim under this Section 11.01 for any claim or expense indemnified against by the Lessee under the Participation Agreement without (but only if and to the extent permitted by applicable law) first making demand on the Lessee under the Participation Agreement for such claim or expense. Upon payment in full by the Owner Trustee of any indemnity pursuant to this Section 11.01, the Owner Trustee shall be subrogated to the rights, if any, of the Loan Trustee in its individual capacity, or its agents and servants, as the case may be, in respect of the matter as to which the indemnity was paid. The indemnities contained in this Section 11.01 shall survive the termination of this Indenture.

                                   ARTICLE 12

        SUPPLEMENTS AND AMENDMENTS TO THIS INDENTURE AND OTHER DOCUMENTS

                  Section 12.01. Amendments to This Indenture Without Consent of Noteholders. The Owner Trustee and the Loan Trustee may enter into one or more agreements supplemental hereto without the consent of any Noteholder for any of the following purposes:

                  (a) (i) to cure any defect or inconsistency herein or in the Equipment Notes, or (ii) to cure any ambiguity or correct any mistake;

                  (b) to evidence the succession of another party as the Owner Trustee in accordance with the terms of the Trust Agreement or to evidence (in accordance with Article 9) the succession of a new trustee hereunder, the removal of the trustee hereunder or the appointment of any co-trustee or co-trustees or any separate or additional trustee or trustees;

                  (c) to convey, transfer, assign, mortgage or pledge any property to or with the Loan Trustee or to make any other provisions or amendments with respect to matters or questions arising hereunder or under the Equipment Notes or to amend, modify or supplement any provision hereof or thereof so long as such action shall not adversely affect the interests of any Noteholder;

                  (d) to correct or amplify the description of any property at any time subject to the Lien of this Indenture or better to assure, convey and confirm unto the Loan Trustee any property subject or required to be subject to the Lien of this Indenture or to subject to the Lien of this Indenture the Engines or engine substituted for the Engines in accordance herewith or with the Lease; provided that Trust Agreement and Indenture Supplements entered into for the purpose of subjecting to the Lien of this Indenture the Engines in accordance with the Lease need only be executed by the Owner Trustee;

                  (e) to add to the covenants of the Owner Trustee for the benefit of the Noteholders, or to surrender any rights or power herein conferred upon the Owner Trustee, the Owner Participant or the Lessee;

                  (f) to add to the rights of the Noteholders;

                  (g) to provide for compliance with applicable law;

                  (h) to provide for the issuance of Series E Equipment Notes;
         or

                  (i) to include on the Equipment Notes any legend as may be required by law.

                  Section 12.02. Amendments to This Indenture with Consent of Noteholders. (a) With the written consent of a Majority in Interest of Noteholders, the Owner Trustee and the Loan Trustee may enter into such supplemental agreements to add any provisions to or to change or eliminate any provisions of this Indenture or of any such supplemental agreements or to modify the rights of the Noteholders; provided, however, that, without the consent of each Noteholder affected thereby, an amendment under this Section 12.02 may not:

                  (i) reduce the principal amount of, any principal installment payable with respect to, Make-Whole Amount, if any, or interest on, any Equipment Note; or

                  (ii) change the date on which any principal of, Make-Whole Amount, if any, or interest on any Equipment Note, is due or payable; or

                  (iii) create any Lien on the Indenture Estate prior to or pari passu with the Lien thereon under this Indenture except such as are permitted by this Indenture, or deprive any Noteholder of all or any part of the benefit of the Lien on the Indenture Estate created by this Indenture; or

                  (iv) reduce the percentage in principal amount of the outstanding Equipment Notes, the consent of whose holders is required for any such supplemental agreement, or the consent of whose holders is required for any waiver (of compliance with certain provisions of this Indenture or of certain defaults hereunder or their consequences) provided for in this Indenture; or

                  (v) make any change in Section 8.08, 8.09 or this Section 12.02(a); or

                  (vi) change the definition of "Indenture Estate" or the amounts secured thereby, or

                  (vii) permit redemption of Equipment Notes earlier than permitted under Section 2.07 or 2.08 hereof or the purchase of Equipment Notes other than as permitted by Section 2.10 hereof.

                  (b) It is not necessary under this Section 12.02 for the Noteholders to consent to the particular form of any proposed supplemental agreement, but it is sufficient if they consent to the substance thereof.

                  Section 12.03. Revocation and Effect of Consents. The Owner Trustee may at its option by delivery of an Officers' Certificate to the Loan Trustee set a record date to determine the Noteholders entitled to give any consent, request, demand, authorization, direction, notice, waiver or other act. Such record date shall be the record date specified in such Officers' Certificate which shall be a date not more than 30 days prior to the first solicitation of Noteholders in connection therewith. If such a record date is fixed, such consent, request, demand, authorization, direction, notice, waiver or other act may be given before or after such record date, but only the Noteholders of record at the close of business on such record date shall be deemed to be Noteholders for the purposes of determining whether Noteholders holding the requisite proportion of outstanding Equipment Notes have authorized or agreed or consented to such consent, request, demand, authorization, direction, notice, waiver or other act, and for that purpose the outstanding Equipment Notes shall be computed as of such record date; provided that no such consent, request, demand, authorization, direction, notice, waiver or other act by the Noteholders on such record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than one year after the record date.

                  Section 12.04. Notation on or Exchange of Equipment Notes. The Loan Trustee may place an appropriate notation about an amendment or waiver on any Equipment Note thereafter executed. The Loan Trustee in exchange for such Equipment Notes may execute new Equipment Notes that reflect the amendment or waiver.

                  Section 12.05. Amendments, Waivers, Etc., of Other Operative Documents. (a) Without the consent of a Majority in Interest of the Noteholders, the respective parties to the Participation Agreement, the Lease, the Trust Agreement and the Purchase Agreement Assignment may not modify, amend or supplement any of said agreements, or give any consent, waiver, authorization or approval thereunder, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions thereof or modifying in any manner the rights of the respective parties thereunder; provided, however, that the actions specified in subsection (b) of this Section 12.05 may be taken without the consent of the Loan Trustee or any Noteholder.

                  (b) Subject to the provisions of subsection (c) of this
Section 12.05, the respective parties to the Participation Agreement, the Lease and the Trust Agreement, at any time and from time to time without the consent of the Loan Trustee or of any Noteholder, may:

                  (i) so long as no Indenture Event of Default shall have occurred and be continuing, modify, amend or supplement the Lease, or give any consent, waiver, authorization or approval with respect thereto, except that without compliance with subsection (a) of this
         Section 12.05 the parties to the Lease shall not modify, amend or supplement, or give any consent, waiver, authorization or approval for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions thereof or of modifying in any manner the rights of the respective parties thereunder, with respect to the following provisions of the Lease as in effect on the Closing Date:
         Section 2, Section 3(a) (if the result thereof would be to shorten the Term of the Lease to a period shorter than the period ending with the latest maturity date of any Equipment Notes), Section 3(b), Section 3(c) (except to the extent such Section relates to amounts payable (whether directly or pursuant to the Indenture) to Persons other than the Noteholders and the Loan Trustee in its individual capacity), Section 3(d) (except insofar as it relates to the address or account information of the Owner Trustee or the Loan Trustee), Section 4, Section 6, Section 9 (except that further restrictions may be imposed on the ability of the Lessee to terminate the Lease with respect to the Aircraft or an Engine), Section 10 (except that additional requirements may be imposed on the Lessee), Section 11 (except for Section 11(d) and except that additional insurance requirements may be imposed on the Lessee),
         Section 12 (except in order to increase the Lessee's liabilities or enhance the Lessor's rights thereunder), Section 13 (except in the case of an assignment by the Lessor in circumstances where the Aircraft shall remain registrable under the FAA), Section 14 (except to impose additional or more stringent Lease Events of Default), Section 15 (except to impose additional remedies), Section 16, Section 17 (except to impose additional requirements on the Lessee), Section 19, Section 22, Section 25 and any definition of terms used in the Lease, to the extent that any modification of such definition would result in a modification of the Lease not permitted pursuant to this subsection
         (b); provided that, in the event an Indenture Event of Default shall have occurred and be continuing, the Loan Trustee shall have all rights of the Owner Trustee as "Lessor" under the Lease to modify, amend or supplement the Lease or give any consent, waiver, authorization or approval thereunder, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions thereof or of modifying in any manner the rights of the "Lessor" thereunder; provided further that, without the prior consent of the Owner Trustee, and whether or not an Indenture Event of Default shall have occurred and be continuing, no such action shall be taken (x) with respect to any of the provisions of Sections 1 (to the extent any modification of a definition contained therein would result in a modification of the Lease not permitted by this proviso), 3, 5, 6 (to the extent such action would reduce the Lessee's obligations), 7, 8, 9, 10, 11 (except to increase the amounts or types of insurance the Lessee must provide thereunder at its expense), 12, 13, 14, 15, 17 (insofar as it relates to the Lessor), 19, 20 and 28 of the Lease, (y) any other section of the Lease to the extent such action shall affect the amount or timing of any amounts payable by the Lessee under the Lease as originally executed (or as subsequently modified with the consent of the Owner Trustee) which, absent the occurrence and continuance of an Indenture Event of Default, would be distributable to the Owner Trustee under
         Article 3 or (z) which would otherwise materially and adversely affects the rights of the Owner Trustee or the Owner Participant; and provided further that the parties to the Lease may take any such action without the consent of the Loan Trustee or any Noteholder to the extent such action relates to the payment of amounts constituting, or the Owner Trustee's, the Owner Participant's or the Lessee's rights or obligations with respect to, Excepted Property;

                  (ii) modify, amend or supplement the Trust Agreement, or give any consent, waiver, authorization or approval with respect thereto, in each case only to the extent any such action shall not adversely impact the interests of the Noteholders;

                  (iii) modify, amend or supplement the Participation Agreement, or give any consent, waiver, authorization or approval with respect thereto, except that without the consent of a Majority in Interest of the Noteholders, the parties to the Participation Agreement shall not modify, amend or supplement, or give any consent, waiver, authorization or approval for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions thereof or of modifying in any manner the rights of the respective parties thereunder, with respect to the following provisions of the Participation Agreement as in effect on the Closing Date: Section 10 (insofar as such Section 10 relates to the Loan Trustee, the Indenture Estate and the Noteholders holding the Equipment Notes), Section 11, Sections 12(b) through 12(d),
         Section 13, Section 16 Section 19(b) and, to the extent the Noteholders would be adversely affected thereby, Section 19(c) and any definition of terms used in the Participation Agreement, to the extent that any modification of such definition would result in a modification of the Participation Agreement not permitted pursuant to this subsection (b);

                  (iv) modify, amend or supplement any of said agreements in order to cure any ambiguity, to correct or supplement any provisions thereof which may be defective or inconsistent with any other provision thereof or of any provision of this Indenture, or to make any other provision with respect to matters or questions arising thereunder or under this Indenture which shall not be inconsistent with the provisions of this Indenture, provided the making of any such other provision shall not adversely affect the interests of the Noteholders unless such provision corrects a mistake or cures an ambiguity; and

                  (v) modify, amend or supplement any indemnities solely in favor of the Owner Participant or any member of its Related Indemnitee Group in such manner as shall be agreed by the Owner Participant and the Lessee.

                  (c) No modification, amendment, supplement, consent, waiver, authorization or approval with respect to the Lease or the Participation Agreement, whether effected pursuant to subsection (a) or pursuant to subsection
(b) of this Section 12.05 and anything in such subsections or elsewhere in this Indenture to the contrary notwithstanding, shall, without the consent of each Noteholder affected thereby,

                  (i) modify, amend or supplement the Lease in such a way as to extend the time of payment of Basic Rent or Supplemental Rent payable in respect of the Make-Whole Amount or Stipulated Loss Value or any other amounts payable upon the occurrence of an Event of Loss or Termination Value and any other amounts payable upon termination of the Lease with respect to the Aircraft, payable under, or as provided in, the Lease in effect on the Closing Date, or reduce the amount of any installment of Basic Rent or Supplemental Rent payable in respect of the Make-Whole Amount as in effect on the Closing Date so that the same is less than the payment of principal of, Make-Whole Amount, if any, and interest on the Equipment Notes, as the case may be, to be made from such installment of Basic Rent or Supplemental Rent payable in respect of the Make-Whole Amount, or reduce the aggregate amount of Stipulated Loss Value or any other amounts payable under, or as provided in, the Lease as in effect on the Closing Date upon the occurrence of an Event of Loss so that the same is less than the accrued interest on and principal as of the Loss Payment Date, and Make-Whole Amount, if any, of the Equipment Notes at the time outstanding or reduce the amount of Termination Value and any other amounts payable under, or as provided in, the Lease as in effect on the Closing Date upon termination of the Lease with respect to the Aircraft so that the same is less than the accrued interest on and principal as of the Lease Termination Date and Make-Whole Amount, if any, of the Equipment Notes at the time outstanding, or

                  (ii) modify, amend or supplement the Lease in such a way as to, or consent to any assignment of the Lease or give any consent, waiver, authorization or approval which would, release the Lessee from its obligations in respect of payment of Basic Rent, Supplemental Rent payable in respect of the Make-Whole Amount or Stipulated Loss Value and any other amounts payable upon the occurrence of an Event of Loss, or Termination Value and any other amounts payable upon termination of the Lease with respect to the Aircraft, payable under, or as provided in, the Lease as in effect on the Closing Date, except for any such assignment pursuant to Section 16(e) of the Participation Agreement, and except as provided in the Lease as in effect on the Closing Date.

                  Section 12.06. Trustees Protected. If, in the opinion of the institution acting as Owner Trustee under the Trust Agreement or the institution acting as Loan Trustee hereunder, any document required to be executed pursuant to the terms of this Article affects any right, duty, immunity or indemnity with respect to such institution under this Indenture such institution may in its discretion decline to execute such document.

                  Section 12.07. Documents Mailed to Noteholders. Promptly after the execution by the Owner Trustee or the Loan Trustee of any document entered into pursuant to this Article, the Loan Trustee shall mail, by first-class mail, postage prepaid, a copy thereof to each Noteholder at its address last set forth in the Equipment Note Register, but the failure of the Loan Trustee to mail such copies shall not impair or affect the validity of such document.

                                   ARTICLE 13

                                  MISCELLANEOUS

                  Section 13.01. Termination of Indenture. Upon (or at any time after) payment in full of the principal of, Make-Whole Amount, if any, and interest on and all other amounts due under, all Equipment Notes (provided that following such payment there shall then be no other amounts due to the Noteholders, the Indenture Indemnitees and the Loan Trustee hereunder or under the Participation Agreement or any other Operative Document or otherwise secured hereby), the Owner Trustee shall direct the Loan Trustee to execute and deliver to or as directed in writing by the Owner Trustee or the Lessee an appropriate instrument releasing the Aircraft, Airframe, or such Engine or Part, as applicable, from the Lien of this Indenture and releasing the Indenture Documents pertaining thereto from the assignment and pledge thereof hereunder, and the Loan Trustee shall execute and deliver such instrument as aforesaid and will execute and deliver such other instruments or documents as may be reasonably requested by the Owner Trustee or the Lessee to give effect to such release; provided, however, that this Indenture and the trusts created hereby shall earlier terminate and this Indenture shall be of no further force or effect upon any sale or other final disposition by the Loan Trustee of all property part of the Indenture Estate and the final distribution by the Loan Trustee of all moneys or other property or proceeds constituting part of the Indenture Estate in accordance with the terms hereof. Except as aforesaid otherwise provided, this Indenture and the trusts created hereby shall continue in full force and effect in accordance with the terms hereof.

                  Section 13.02. No Legal Title to Indenture Estate in Noteholders. No Noteholder shall have legal title to any part of the Indenture Estate. No transfer, by operation of law or otherwise, of any Equipment Note or other right, title and interest of any Noteholder in and to the Indenture Estate or hereunder shall operate to terminate this Indenture or entitle such Noteholder or any successor or transferee of such holder to an accounting or to the transfer to it of legal title to any part of the Indenture Estate.

                  Section 13.03. Sale of Indenture Estate by Loan Trustee is Binding. Any sale or other conveyance of the Indenture Estate or any interest therein by the Loan Trustee made pursuant to the terms of this Indenture or of the Lease shall bind the Noteholders and shall be effective to transfer or convey all right, title and interest of the Loan Trustee, the Owner Trustee, the Owner Participant and such Noteholders in and to the Indenture Estate or part thereof. No purchaser or other grantee shall be required to inquire as to the authorization, necessity, expediency or regularity of such sale or conveyance or as to the application of any sale or other proceeds with respect thereto by the Loan Trustee.

                  Section 13.04. Indenture for Benefit of Owner Trustee, Loan Trustee, Owner Participant, Noteholders, Other Indenture Indemnitees and Lessee. Nothing in this Indenture, whether express or implied, shall be construed to give to any Person other than the Owner Trustee, the Loan Trustee, the Owner Participant, the Noteholders, the other Indenture Indemnitees and, with respect to this Section 13.04 and any other Section or provisions hereof requiring payment to or otherwise granting any right or benefit to the Lessee, the Lessee, any legal or equitable right, remedy or claim under or in respect of this Indenture.

                  Section 13.05. No Action Contrary to Lessee's Rights Under the Lease. The Owner Trustee and Loan Trustee agree that, except following a Lease Event of Default that has occurred and is continuing, neither the Owner Trustee nor the Loan Trustee nor any Person claiming by, through or under either the Owner Trustee or the Loan Trustee will take or cause to be taken any action inconsistent with Lessee's rights under the Lease and its right to quiet enjoyment of, or otherwise interfere with or interrupt the Lessee's use, operation and continuing possession of the Aircraft, the Airframe or any Engine by the Lessee or any sublessee, assignee or transferee under any sublease, assignment or transfer then in effect and permitted by the terms of the Lease.

                  Section 13.06. Notices. Unless otherwise expressly specified or permitted by the terms hereof, all notices, requests, demands, authorizations, directions, consents, waivers or documents provided or permitted by this Indenture to be made, given, furnished or filed shall be in writing, mailed by first-class mail, postage prepaid, by nationally recognized overnight courier or by telecopy or confirmed telex, and (i) if to the Owner Trustee, addressed to it at its office at Corporate Trust Services, 79 South Main Street, Salt Lake City, Utah 84111, (ii) if to the Loan Trustee, addressed to it at its office at Corporate Trust Division, 225 Asylum Street, Goodwin Square, Hartford, Connecticut 06103 or (iii) if to any Participant, the Lessee or any Noteholder, addressed to such party at such address as such party shall have furnished by notice to the Owner Trustee and the Loan Trustee, or, until an address is so furnished, addressed to the address of such party (if any) set forth in the Participation Agreement. Whenever any notice in writing is required to be given by the Owner Trustee or the Loan Trustee or any Noteholder to any of the other of them or to the Lessee, such notice shall be deemed given and such requirement satisfied when such notice is received. Any party hereto may change the address to which notices to such party will be sent by giving notice of such change to the other parties to this Indenture.

                  Section 13.07. Severability. Any provision of this Indenture which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                  Section 13.08. Oral Modifications or Continuing Waivers. No terms or provisions of this Indenture or the Notes may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party or other person against whom enforcement of the change, waiver, discharge or termination is sought; and any waiver of the terms hereof or of any Note shall be effective only in the specific instance and for the specific purpose given.

                  Section 13.09. Successors and Assigns. All covenants and agreements contained herein shall be binding upon, and inure to the benefit of, each of the parties hereto and the successors and permitted assigns of each, all as herein provided. Any request, notice, direction, consent, waiver or other instrument or action by any Noteholder shall bind the successors and assigns of such Noteholder. This Indenture and the Indenture Estate shall not be affected by any amendment or supplement to the Trust Agreement or by any other action taken under or in respect of the Trust Agreement, except that each reference in this Indenture to the Trust Agreement shall mean the Trust Agreement as amended and supplemented from time to time to the extent permitted hereby and thereby.

                  Section 13.10. Headings. The headings of the various Articles and Sections herein and in the table of contents hereto are for the convenience of reference only and shall not define or limit any of the terms or provisions hereof.

                  Section 13.11. Normal Commercial Relations. Anything contained in this Indenture to the contrary notwithstanding, any Participant or any bank or other Affiliate of such Participant may conduct any banking or other financial transactions, and have banking, trustee, custody, administrative support or other commercial relationships, with the Lessee fully to the same extent as if this Indenture were not in effect, including without limitation the making of loans or other extensions of credit to the Lessee for any purpose whatsoever, whether related to any of the transactions contemplated hereby or otherwise.

                  Section 13.12. GOVERNING LAW. THIS INDENTURE HAS BEEN DELIVERED IN THE STATE OF NEW YORK AND SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.

                  Section 13.13. Execution in Counterparts. This Indenture may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one instrument.

                  IN WITNESS WHEREOF, the Owner Trustee and the Loan Trustee have caused this Indenture to be duly executed by their respective officers thereunto duly authorized, as of the day and year first above written.

                                          WELLS FARGO BANK NORTHWEST, NATIONAL
                                          ASSOCIATION, not in its individual
                                          capacity except as expressly provided
                                          herein, but solely as Owner Trustee


                                          By /s/ Nancy M. Dahl
                                             ----------------------------------
                                             Name: Nancy M. Dahl
                                             Title: Vice President

                                          STATE STREET BANK AND TRUST
                                          COMPANY OF CONNECTICUT,
                                          NATIONAL ASSOCIATION, as Loan Trustee


                                          By /s/ Alison Della Bella
                                             ----------------------------------
                                             Name: Alison Della Bella
                                             Title: Assistant Vice President

                                                       Exhibit A to Amended and
                                                       Restated Trust Indenture
                                                         and Security Agreement

                             Form of Equipment Notes

                  THIS EQUIPMENT NOTE HAS NOT BEEN REGISTERED PURSUANT TO THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR PURSUANT TO THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. ACCORDINGLY, THIS EQUIPMENT NOTE MAY NOT BE OFFERED FOR SALE OR SOLD UNLESS EITHER REGISTERED UNDER THE ACT AND SUCH APPLICABLE STATE OR OTHER LAWS OR EXEMPTIONS FROM SUCH REGISTRATION REQUIREMENTS ARE AVAILABLE.

                   SERIES 2001 [___] EQUIPMENT NOTE DUE [___]
        ISSUED IN CONNECTION WITH THE MCDONNELL-DOUGLAS [______] AIRCRAFT
               BEARING UNITED STATES REGISTRATION NUMBER N[_____]A

          No.____                   Date:  [______,__]          $_____

          INTEREST RATE                                   MATURITY DATE
          [_____]                                        [_________,_____]

                  WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION, not in its individual capacity, but solely as Owner Trustee (the "Owner Trustee") under the Trust Agreement dated as of __________ between the Owner Trustee in its individual capacity and the institution referred to therein as the "Owner Participant" (as such Trustee Agreement may be amended or supplemented from time to time, the "Trust Agreement") hereby promises to pay to ___________, or the registered assignee thereof, the principal amount of ________________ Dollars ($_________) [on __________](1) [in installments on the Payment Dates set forth in Schedule I hereto, each such installment to be in an amount computed by multiplying the original principal amount of this Equipment Note by the percentage set forth in Schedule I hereto opposite the Payment Date on which such installment is due,] and to pay interest in arrears on each Payment Date at the Debt Rate on the principal amount remaining unpaid from time to time (calculated on the basis of a year of 360 days comprised of twelve 30-day months) from the date hereof until paid in full. [Notwithstanding the foregoing, the final payment made on this Equipment Note shall be in an amount sufficient to discharge in full the unpaid principal amount and all accrued and unpaid interest on, and any other amounts due under, this Equipment Note.](2) Notwithstanding anything to the contrary contained herein, if any date on which a payment under this Equipment Note becomes due and payable is not a Business Day, then such payment shall not be made on such scheduled date but shall be made on the next succeeding Business Day with the same force and effect as if made on such scheduled date, and if such payment is made on such next succeeding Business Day, no interest shall accrue on the amount of such payment from and after such scheduled date.


---------
(1)  To be inserted in non-installment Equipment Notes.

(2)  To be inserted in installment Equipment Notes.

                  For purposes hereof, the term "Indenture" means the Amended and Restated Indenture and Security Agreement, dated as of ___________, 2001, between the Owner Trustee and State Street Bank and Trust Company of Connecticut, National Association, as Loan Trustee (the "Loan Trustee"), as the same may be amended, supplemented or otherwise modified from time to time in accordance with its terms. All capitalized terms used in this Equipment Note and not defined herein, unless the context otherwise requires, shall have the respective meanings set forth or incorporated by reference, and shall be construed and interpreted in the manner described, in the Indenture.

                  This Equipment Note shall bear interest, payable on demand, at the Past Due Rate (and not at the Debt Rate) (calculated on the basis of a year of 360 days comprised of twelve 30-day months) on any principal amount and (to the extent permitted by applicable law) Make-Whole Amount, if any, interest and any other amounts payable hereunder not paid when due for any period during which the same shall be overdue, in each case for the period the same is overdue. Amounts shall be overdue if not paid in the manner provided herein or in the Indenture when due (whether at stated maturity, by acceleration or otherwise).

                  All payment of principal, interest, Make-Whole Amount, if any, and other amounts, if any, to be made by the Owner Trustee hereunder and under the Indenture or the Participation Agreement shall be payable only from the income and proceeds from the Trust Estate to the extent included in the Indenture Estate and only to the extent that the Owner Trustee shall have sufficient income or proceeds from the Trust Estate to the extent included in the Indenture Estate to enable the Loan Trustee to make payments in accordance with the terms of Section 2.03 and Article 3 of the Indenture, and each holder hereof, by its acceptance of this Equipment Note, agrees that it will look solely to the income and proceeds from the Indenture Estate to the extent available for distribution to the holder hereof as above provided and that none of the Owner Participant, the Owner Trustee and the Loan Trustee is personally liable or liable in any manner extending to any assets other than the Indenture Estate to the holder hereof for any amounts payable or any liability under this Equipment Note or, except as provided in the Indenture or in the Participation Agreement, for any liability under the Indenture or the Participation Agreement; provided, however, that nothing herein contained shall limit, restrict or impair the right of the Loan Trustee, subject always to the terms and provisions of the Indenture, to accelerate the maturity of this Equipment Note upon occurrence of an Indenture Event of Default under the Indenture in accordance with Section
8.02 of the Indenture, to bring suit and obtain a judgment against the Owner Trustee on this Equipment Note for purposes of realizing upon the Indenture Estate and to exercise all rights and remedies provided under the Indenture or otherwise realize upon the Indenture Estate as provided under the Indenture.

                  There shall be maintained an Equipment Note Register for the purpose of registering transfers and exchanges of Equipment Notes at the Corporate Trust Office of the Loan Trustee, or at the office of any successor trustee, in the manner provided in Section 2.04 of the Indenture.

                  The principal amount and interest and other amounts due hereunder shall be payable in Dollars by wire transfer in immediately available funds at the Corporate Trust Office of the Loan Trustee, or as otherwise provided in the Indenture. The Owner Trustee shall not have any responsibility for the distribution of any such payment to the Noteholder of this

Equipment Note. Each such payment shall be made on the date such payment is due and without any presentment or surrender of this Equipment Note, except that in the case of any final payment with respect to this Equipment Note, the Equipment Note shall be surrendered to the Loan Trustee for cancellation.

                  The holder hereof, by its acceptance of this Equipment Note, agrees that, except as provided in the Indenture, including the subordination provisions referred to below, each payment of an installment of principal amount, Make-Whole Amount, if any, and interest received by it hereunder shall be applied: first, to the payment of accrued interest on this Equipment Note (as well as any interest on any overdue principal amount, and, to the extent permitted by law, any overdue Make-Whole Amount, if any, any overdue interest and other overdue amounts hereunder) to the date of such payment; second, to the payment of Make-Whole Amount, if any, and third, to the payment of the principal amount of this Equipment Note (or portion hereof) then due.

                  This Equipment Note is one of the Equipment Notes referred to in the Indenture which have been or are to be issued by the Owner Trustee pursuant to the terms of the Indenture. The Indenture Estate is held by the Loan Trustee as security, in part, for the Equipment Notes. The provisions of this Equipment Note are subject to the Indenture and the Participation Agreement. Reference is hereby made to the Indenture and the Participation Agreement for a complete statement of the rights and obligations of the holder of, and the nature and extent of the security for, this Equipment Note and the rights and obligations of the holders of, and the nature and extent of the security for, any other Equipment Notes executed and delivered under the Indenture, to all of which terms and conditions in the Indenture and the Participation Agreement each holder hereof agrees by its acceptance of this Equipment Note.

                  As provided in the Indenture and subject to certain limitations therein set forth, this Equipment Note is exchangeable for a like aggregate principal amount of Equipment Notes of the same Series of different authorized denominations, as requested by the holder surrendering the same. Prior to the due presentment for registration of transfer of this Equipment Note, the Owner Trustee and the Loan Trustee shall deem and treat the Person in whose name this Equipment Note is registered on the Equipment Note Register as the absolute owner and holder hereof for the purpose of receiving all amounts payable with respect to this Equipment Note and for all purposes, and neither of the Owner Trustee nor the Loan Trustee shall be affected by notice to the contrary.

                  This Equipment Note is subject to redemption as provided in Sections 2.07 and 2.08 of the Indenture and to purchase as provided in Section
2.10 of the Indenture but not otherwise.

                  The indebtedness evidenced by this Equipment Note [shall rank in right of payment equally with all Series A-2 Equipment Notes and all other Series A-1 Equipment Notes.](3) [shall rank in right of payment equally with all Series A-1 Equipment Notes and all other Series A-2 Equipment Notes.](4) [is, to the extent and in the manner provided in the


---------
(3)  To be inserted in the case of a Series A-1 Equipment Note.

(4)  To be inserted in the case of a Series A-2 Equipment Note.

Indenture, subordinate and subject in right of payment to the prior payment in full of the Secured Obligations (as defined in the Indenture) in respect of [Series A-1 Equipment Notes and Series A-2 Equipment Notes](5) [Series A-1 Equipment Notes, Series A-2 Equipment Notes and Series B Equipment Notes](6) [Series A-1 Equipment Notes, Series A-2 Equipment Notes, Series B Equipment Notes and Series C Equipment Notes](7) [Series A-1 Equipment Notes, Series A-2 Equipment Notes, Series B Equipment Notes, Series C Equipment Notes and Series D Equipment Notes](8) and this Equipment Note is issued subject to such provisions. The Noteholder of this Equipment Note, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Loan Trustee on such Noteholder's behalf to take such action as may be necessary or appropriate to effectuate the subordination as provided in the Indenture and
(c) appoints the Loan Trustee such Noteholder's attorney-in-fact for such purpose.

                  Without limiting the foregoing, the]9 [The]10 Noteholder of this Equipment Note, by accepting the same, agrees that if such Noteholder, in its capacity as a Noteholder, shall receive any payment or distribution on any Secured Obligation in respect of this Equipment Note that it is not entitled to receive under Section 2.13 or Article 3 of the Indenture, it shall hold any amount so received in trust for the Loan Trustee and forthwith turn over such amount to the Loan Trustee in the form received to be applied as provided in
Article 3 of the Indenture.

                  Unless the certificate of authentication hereon has been executed by or on behalf of the Loan Trustee by manual signature, this Equipment Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

                  THIS EQUIPMENT NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.


---------
(5)  To be inserted in the case of a Series B Equipment Note.

(6)  To be inserted in the case of a Series C Equipment Note.

(7)  To be inserted in the case of a Series D Equipment Note.

(8)  To be inserted in the case of a Series E Equipment Note.

(9) To be inserted in the case of a Series B Equipment Note, a Series C Equipment Note, a Series D Equipment Note or a Series E Equipment Note.

(10) To be inserted in the case of a Series A-1 Equipment Note or a Series A-2 Equipment Note.

                  IN WITNESS WHEREOF, the Owner Trustee has caused this Equipment Note to be executed in its corporate name by its officer thereunto duly authorized on the date hereof.

                                           WELLS FARGO BANK NORTHWEST, NATIONAL
                                           ASSOCIATION, not in its individual
                                           capacity but solely as Owner Trustee


                                           By
                                             ----------------------------------
                                             Name:
                                             Title:

                                                       Exhibit B to Amended and
                                                       Restated Trust Indenture
                                                       and Security Agreement

                Form of Trust Agreement and Indenture Supplement



               [Intentionally omitted from FAA filing counterpart]

                  LOAN TRUSTEE'S CERTIFICATE OF AUTHENTICATION

                  This is one of the Equipment Notes referred to in the within-mentioned Indenture.

                                           [                                 ],
                                            --------------------------------
                                            as Loan Trustee



                                           By
                                             ----------------------------------
                                             Name:
                                             Title:

                                                       Schedule I to Amended and
                                                        Restated Trust Indenture
                                                          and Security Agreement



       [Insert descriptions of Airframe and Engines and FAA Conveyance No.
                            for Original Indenture]

                                                      Schedule II to Amended and
                                                        Restated Trust Indenture
                                                          and Security Agreement

                            Terms of Equipment Notes



               [Intentionally omitted from FAA filing counterpart]

                                                     Schedule III to Amended and
                                                        Restated Trust Indenture
                                                          and Security Agreement

                      List of Pass Through Trust Agreements



                    [Intentionally omitted from FAA filing counterpart]